                                                                   Exhibit 10.3

           PUTNAM STREAMLINED STANDARD 401(k) AND PROFIT SHARING PLAN

                              PLAN AGREEMENT #001


By executing this Plan Agreement, the Employer establishes a 401(k) and profit sharing plan and trust upon the terms and conditions of Putnam Basic Plan Document #06, as supplemented and modified by the provisions elected by the Employer in this Plan Agreement. Please consult a tax or legal advisor and review this entire form before you sign it. If you fail to fill out this Putnam Plan Agreement properly, the Plan may be disqualified. THIS PLAN AGREEMENT MUST BE ACCEPTED BY PUTNAM IN ORDER FOR THE EMPLOYER TO RECEIVE FUTURE AMENDMENTS TO THE PUTNAM STREAMLINED STANDARD 401(k) AND PROFIT SHARING PLAN.

                                   * * * * *

1.      Employer Information.  The Employer adopting this Plan is:

        A.      Employer Name:     JT STORAGE, INC.

        B.      Employer Identification Number:     77-0364572

        C.      Employer Address:  166 BAYPOINTE PARKWAY
                                   SAN JOSE, CA 95134

        D.      SIC Code:          _______

        E.      Employer Contact:  Name:  MARGARET CAREY
                                          Title:  MGR/HR  Phone #: 408-468-1701

        F.      Fiscal Year:  February 1st through January 31st
                              ------------         ------------
                              (month/day)          (month/day)

        G.      Type of Entity (check one):

                 X  Corporation       Partnership      Subchapter S Corporation
                ---                ---              ---

                    Sole proprietorship        Other
                ---                        ---      ---------------------------

        H.      Plan Name:  JTS CORPORATION EMPLOYEE 401(k) SAVINGS PLAN

        I.      Plan Number:  001

2.      Plan Information

        A.      Plan Year.  Check one:

                  X  (1)    The Calendar Year
                -----

                     (2)    The Plan Year will be the same as the Fiscal Year
                ----- of the Employer shown in 1.F. above. If the Fiscal Year of the Employer changes, the Plan Year will change accordingly.

                     (3)    The Plan Year will be the period of 12 months
                ----- beginning on the first day of ________ (month) and ending on the last day of ________________ (month).

        B.      Effective Date of Adoption of Plan.

                (1)     Are you adopting this Plan to replace an existing plan?

                              a.  Yes               X   b.  No
                        -----                     -----

                (2) If you answered Yes in 2.B.(1) above, please complete the following:

                        a.      Effective Date of Existing Plan: ______________.

                        b.      Effective Date of Replacement Plan:

                        _____ (i)   The first day of the Plan Year in which
                                    this Replacement Plan is adopted.

                        _____ (ii)  The day as of which this Replacement Plan
                                    is adopted.

                If you answered No in 2.B.(1) above, the Effective Date of your adoption of this Plan will be the first day of the current Plan Year.

3. Eligibility for Plan Participation (Plan Section 3.1). Employees will be eligible to participate in the Plan when they complete the requirements you select in A, B, C and D below.

        A. Classes of Eligible Employees. The Plan shall cover all employees who have met the age and service requirements with the following exclusions:

                  X   (1)    No exclusions.  All job classifications will be
                -----        eligible.

                  X   (2)    The Plan shall exclude employees in a unit of
                -----        Employees covered by a collective bargaining
                             agreement with respect to which retirement benefits were the subject of good faith bargaining, with the exception of the following collective bargaining units, which shall be included: _________________.

                  X   (3)    The Plan shall exclude employees who are
                -----        non-resident aliens without U.S. source income.

        B.      Age Requirement (check and complete (1) or (2) below):

                  X   (1)   No minimum age required for participation
                -----

                      (2)   Employees must reach age 21 (not over 21) to
                -----       participate

        C.      Service Requirements.

                To become eligible, an employee must complete (choose one):

                      (1)   No minimum service required.  Skip to 4.A below.
                -----

                      (2)   One 6-month Eligibility Period
                -----

                      (3)   One 12-month Eligibility Period
                -----

                  X   (4)   One 3-month Eligibility Period (must be less than
                -----       12)

        D. (For New Plans Only) Will all eligible Employees be required to meet the age and service requirements specified in B and C above?

                  X   (1)   Yes
                -----

                      (2)   No; all Employees who meet the age requirement on
                ----- the Effective Date will be eligible as of the Effective Date, even if they have not met the service requirements.

4.      Contributions

        A.      Elective Deferrals (Plan Section 4.2).
                Your Plan will allow employees to elect pre-tax contributions under Section 401(k) of the Code. Indicate below the maximum percentage of Earnings that a Participant may elect as Elective Deferrals for each year:

                     15% of Earnings

        B.      Employer Matching Contributions (Plan Section 4.8).

                Will you make matching contributions to the Plan?

                       (1)  No
                -----

                  X    (2)  Yes (if Yes, check a or b)
                -----

                         X    a.  discretionary matching contributions
                       -----

                              b.  fixed matching contributions (check and
                       -----      complete i, ii or iii)

                                         (i)   ___% of Elective Deferrals
                                  -----

                                         (ii)  ___% of Elective Deferrals that
                                  -----        do not exceed ___% of Earnings

                                         (iii) ___% of Elective Deferrals that
                                  -----        do not exceed $________

        C. Employer Profit Sharing Contributions (Plan Section 5.1). Will you make Employer Profit Sharing Contributions to the Plan?

                  X    (1)  Yes                 (2)  No
                -----                     -----

5. Top-Heavy Minimum Contributions (Plan Section 14.3). Skip paragraphs A and B below if you do not maintain any other qualified plan that is not being replaced by this Plan.

        A. For any Plan Year in which the Plan is Top-Heavy, the Top-Heavy minimum contribution (or benefit) for Non-Key Employees participating both in this Plan and another qualified plan maintained by the Employer will be provided in (check (1) or (2)):

                       (1)  This Plan             (2)  The other qualified plan
                  -----                      -----

        B. If you maintain a defined benefit plan in addition to this Plan, and the Top-Heavy Ratio (as defined in Plan Section 14.2(c)) for the combined plans is between 60% and 90%, you may elect to provide an increased minimum allocation or benefit pursuant to Plan Section 14.4. Specify your election by completing the statement below:

                The employer will provide and increased (specify contribution or benefit) __________________________________________in its
                (specify defined contribution or defined benefit ____________ plan as permitted under Plan Section 14.4.

6. Other Plans. You must complete this section if you maintain or ever maintained a defined benefit plan in which any Participant in this Plan is (or was) a participant or could become a participant. If a Participant in the Plan is or has ever been a participant in a defined benefit plan maintained by you, the plans will meet the limits of
        Article 6 in the manner you describe below:

                ---------------------------------------------------------------

                ---------------------------------------------------------------

                If you have ever maintained a defined benefit plan, state below the interest rate and mortality table to be used in establishing the present value of any benefit under the defined benefit plan for purposes of computing the top-heavy ratio:

                        Interest rate:  %___________________

                        Mortality Table: ___________________

7.      Compensation (Plan Section 2.7).

        Compensation for purposes of the Plan will be the amount of the following that is actually paid by your Business to an employee during the Plan Year (check (1) or (2)):

              (1)  Form W-2 earnings as defined in Section 2.7 of the Plan.
        -----

          X   (2)  Form W-2 earnings as defined in Section 2.7 of the Plan, plus
        -----      any amounts withheld from the employee under a 401(k) plan, cafeteria plan, SARSEP, tax sheltered 403(b) arrangement, or Code Section 457 deferred compensation plan, and contributions described in Code Section 414(h)(2) that are picked up by a governmental employer.

8.      Distributions and Withdrawals.

        A.      Retirement Distributions.

                1. Normal Retirement Age (Plan Section 7.1). Normal retirement age will be 65 (not over age 65).

                2.      Early Retirement (Plan Section 7.1).  Select one:

                          X   a.   No Early Retirement will be permitted.
                        -----

                              b.   Early Retirement will be permitted at age 55.
                        -----

                              c.   Early Retirement will be permitted at age
                        -----      ___ with at least ________ Years of Service.

                3. Annuities (Plan Section 9.3). This Plan will permit distributions in the form of a life annuity only if this Plan replaces or serves as a transferee plan for an existing Plan that permits distributions in a life annuity form.

                        Did your prior plan offer a life annuity form of distribution?

                                    a. Yes          b.  No
                              ----             ----

        B. Hardship Distributions (Plan Section 12.2). Will your Plan permit hardship distributions?

                 (1)  No
            ----

             X   (2)  Yes.  Indicate below from which Accounts hardship
            ----            withdrawals will be permitted:

                             X   a.  Elective Deferral Account
                            -----

                             X   b.  Rollover Account
                            -----

                                 c.  Employer Matching Account
                            -----

                                 d.  Employer Profit Sharing Account
                            -----

        C. Loans. (Plan Section 12.4). Will your Plan permit loans to employees from the vested portion of all their Accounts?

                          X    (1)  Yes               (2)  No
                        -----                   -----

9.      Vesting (Plan Article 8).

        A. Time of Vesting (select (1) or (2) below and complete vesting schedule).

            X   (1)  Single Vesting Schedule:
           ----
                     The vesting schedule selected below will apply to both
                     Employer Matching Contributions and Employer Profit
                     Sharing Contributions.

                (2)  Dual Vesting Schedules:
           ----

                     The vesting schedule marked with an "MC" below will apply to Employer Matching Contributions and the vesting schedule marked with a "PS" below will apply to Employer Profit Sharing Contributions.

                     (3)      Vesting Schedules:

                          X   a.  100% vesting immediately upon participation
                        -----     in the Plan.

                              b.  Five-Year Graded Schedule:
                        -----
                                  Vested Percentage    20%  40%  60%  80%  100%
                                                       ---  ---  ---  ---  ----
                                  Years of Service      1   2    3    4     5

                              c.  Six-Year Graded Schedule:
                        -----
                                  Vested Percentage    20%  40%  60%  80%  100%
                                                       ---  ---  ---  ---  ----
                                  Years of Service      2   3    4    5     6

                              d.  Seven-Year Graded Schedule:
                        -----
                                  Vested Percentage    20%  40%  60%  80%  100%
                                                       ---  ---  ---  ---  ----
                                  Years of Service      3   4    5    6     7

                              e.  Three-Year Cliff Schedule:
                        -----
                                  Vested Percentage    0%    100%
                                                       ---   ----
                                  Years of Service     0-2    3

                              f.  Five-Year Cliff Schedule:
                        -----
                                  Vested Percentage    0%   100%
                                                       ---  ----
                                  Years of Service     0-4    5

                              g.  Other Schedule (must be at least as favorable
                        ----- as Seven-Year Graded Schedule or Five-Year Cliff Schedule):

                               (i)  Vested Percentage  __%  __%  __%  __%  __%

                               (ii) Years of Service
                                                       ---  ---  ---  ---  ---

            (4)        Top Heavy Schedule:

                       If you selected above an "Other Schedule," specify in the space below the schedule that will apply after the Plan is top-heavy. The schedule you specify must be at least as favorable to employees, at all years of service, as either the Six-Year Graded Schedule or the Three-Year Cliff Schedule. The top-heavy vesting schedule will be:

                 (i)   the same "Other Schedule" selected above
            ----
                 (ii)  the following schedule.
            ----


                       (i)  Vested Percentage  __%  __%  __%  __%  __%

                       (ii) Years of Service
                                              ---  ---  ---  ---  ---

                 (iii) Six-Year Graded Schedule
            ----
                 (iv)  Three-Year Cliff Schedule
            ----

        B.  Service for Vesting (select (1) or (2)).

             X   (1)  All of an employee's service will be used to determine his
            ----      Years of Service for purposes of vesting

                 (2)  An employee's Years of Service for vesting will include
            ----      all years except:

                 ---  a.  (New plan) service before the effective date of the plan

                 ---  b.  (Existing plan) service before the effective date of the existing plan

10.     Investments (Plan Sections 12.2 and 13.3).

        A. Available Investment Products (Plan Section 13.2). The investment options available under the Plan are identified in the Service Agreement or such other written instructions between the Employer and Putnam, as the case may be. All Investment Products must be sponsored, underwritten, managed or expressly agreed to in writing by Putnam. If there is any amount in the Trust Fund for which no instructions or unclear instructions are delivered, it will be invested in the default option selected by the Employer in its Service Agreement with Putnam until instructions are received in good order, and the Employer will be deemed to have selected the option indicated in its Service Agreement, or such other written instruction as the case may be, as an available Investment Product for that purpose.

        B. Employer Stock. (Skip this paragraph if you did not designate Employer Stock as an investment under the Service Agreement.)

                1.      Voting.  Employer Stock will be voted as follows:

                                 a.  In accordance with the Employer's
                        -------      instructions.

                                 b.  In accordance with the Participant's
                        ------- instructions. Participants are hereby appointed named fiduciaries for the purpose of the voting of Employer Stock in accordance with Section 13.8.

                2.      Tendering.  Employer stock will be tendered as follows:

                                 a.  In accordance with the Employer's
                        -------      instructions.

                                 b.  In accordance with the Participant's
                        ------- instructions. Participants are hereby appointed named fiduciaries for the purpose of the tendering of Employer Stock in accordance with Section 13.8.

11.     Administration.

        Plan Administrator (Plan Section 15.1). You may appoint a person or a committee to serve as Plan Administrator. If you do not appoint a Plan Administrator, the Plan provides that the Employer will be the Plan Administrator. The initial Plan Administrator will be (check one):

           X     (1)  This person: JT STORAGE, INC.
        -------

                 (2)  A committee composed of these people:
        -------
                      -----------------------------------------
                      -----------------------------------------
                      -----------------------------------------

12. Reliance on Opinion Letter. If you ever maintained or you later adopt any plan in addition to this Plan (including a welfare benefit fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Section 419A(d)(3) of the Code; or an individual medical account, as defined in Section 415(1)(2) of the Code), you may not rely on an opinion letter issued to Putnam by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under
        Section 401 of the Internal Revenue Code. If you maintain or adopt multiple plans, in order to obtain reliance with respect to plan qualification of the Plan, you must receive a determination letter from the appropriate Key District Office of Internal Revenue. Putnam will prepare an application for such a letter upon your request at a fee agreed upon by the parties. It is the responsibility of the Employer to ascertain whether a determination letter is required with respect to qualification of the Plan and to request Putnam to prepare the application for such determination letter if such service is desired.

        Putnam will inform you of all amendments it makes to the prototype plan. Putnam will also inform you if it discontinues or abandons the prototype plan. This Plan Agreement #001 may be used only in conjunction with Putnam's Basic Plan Document #06.

                                   * * * * *

        If you have any questions regarding this Plan Agreement, contact Putnam at:

                       Putnam Defined Contribution Plans
                              One Putnam Place B2B
                               859 Willard Street
                                Quincy, MA 02269
                             Phone: 1-800-752-5766

                                   * * * * *

                             EMPLOYER'S ADOPTION OF
                     PUTNAM STREAMLINED STANDARD 401(k) AND
                              PROFIT SHARING PLAN

The Employer named below hereby adopts a PUTNAM STREAMLINED STANDARD 401(k) AND PROFIT SHARING PLAN, and appoints PUTNAM FIDUCIARY TRUST COMPANY to serve as Trustee of the Plan. The Employer acknowledges that it has received copies of the current prospectus for each Investment Product available under the Plan, and represents that it will deliver copies of the then current prospectus for each such Investment Product to each Participant before each occasion on which the Participant makes an investment instruction as to his Account. The Employer further acknowledges that the Plan will be recognized by Putnam as a Putnam Streamlined Standard 401(k) and Profit Sharing Plan only upon Putnam's acceptance of this Plan Agreement.

Investment Options

The Employer hereby elects the following as the investment options available under the Plan:

PUTNAM MONEY MARKET FUND                PUTNAM NEW OPPORTUNITIES FUND

PUTNAM DIVERSIFIED INCOME TRUST         PUTNAM OVERSEAS GROWTH FUND

PUTNAM GROWTH AND INCOME FUND II        PUTNAM VISTA FUND

The following investment option shall be the default option: PUTNAM MONEY MARKET FUND (select the default option from among the investment options listed above).

Employer Signature

Employer signature(s) to adopt Plan:                    Date of signature:

        /s/ W. VIRGINIA WALKER                            1/22/96
- -------------------------------------------             ---------------------

- -------------------------------------------             ---------------------

Please print name(s) of authorized person(s) signing above:

        W. Virginia Walker
- -------------------------------------------

- -------------------------------------------

A new Plan Agreement must be signed by the last day of the Plan Year in which the Plan is to be effective.




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
                                   * * * * *

                  ACCEPTANCE OF PUTNAM FIDUCIARY TRUST COMPANY
                                   AS TRUSTEE

The Trustee accepts appointment in accordance with the terms and conditions of the Plan, effective as of the date of execution by the Employer set forth above.

Putnam Fiduciary Trust Company, Trustee

By:
   ----------------------------------------------------------------------------

                                   * * * * *

                              ACCEPTANCE BY PUTNAM

Putnam hereby accepts this Employer's Plan as a prototype established under Putnam Basic Plan Document #06.

Putnam Mutual Funds Corp.

By:
   -----------------------------------

                                   * * * * *

                          ACCEPTANCE OF OTHER TRUSTEE

Complete this part only if you have appointed a Trustee other than Putnam Fiduciary Trust Company. (Note: You may appoint a trustee other than Putnam Fiduciary Trust Company only with Putnam's express permission.) Note: Putnam may impose an annual maintenance fee as a condition of its acceptance of this plan as a Putnam Streamlined Standard 401(k) and Profit Sharing Plan.

                            , Trustee
- ----------------------------

By:                             Trustee's Tax I.D. Number
   ---------------------------                            ----------------
           (Trustee)

- --------------------------------------------------------------------------
Address of Trustee

Person for Putnam to Contact:                   Telephone:
                             ------------------           ----------------

                         PUTNAM BASIC PLAN DOCUMENT #06

                         PUTNAM BASIC PLAN DOCUMENT #06

                               TABLE OF CONTENTS

                                                                                                                         PAGE
ARTICLE 1.   INTRODUCTION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1

ARTICLE 2.   DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2
             2.1.   Account   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2
             2.2.   Affiliated Employer   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2
             2.3.   Authorized Leave of Absence   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2
             2.4.   Beneficiary   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
             2.5.   CODA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
             2.6.   Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
             2.7.   Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
             2.8.   Date of Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
             2.9.   Deductible Employee Contribution Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
             2.10.  Deferral Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
             2.11.  Disabled  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
             2.12.  Earned Income   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
             2.13.  Earnings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
             2.14.  Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
             2.15.  Elective Deferral   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
             2.16.  Elective Deferral Account   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
             2.17.  Eligibility Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
             2.18.  Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
             2.19.  Employer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
             2.20.  Employer Matching Account   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
             2.21.  Employer Matching Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
             2.22.  Employer Profit Sharing Account   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
             2.23.  Employer Profit Sharing Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
             2.24.  Employer Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
             2.25.  ERISA   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
             2.26.  Forfeiture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
             2.27.  Highly Compensated Employee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
             2.28.  Hour of Service   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
             2.29.  Investment Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
             2.30.  Investment Company Shares   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
             2.31.  Investment Products   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
             2.32.  Leased Employee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
             2.33.  Non-Highly Compensated Employee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
             2.34.  One-Year Eligibility Break  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10

             2.35.  One-Year Vesting Break  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
             2.36.  Owner-Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
             2.37.  Participant   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
             2.38.  Participant Contribution Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
             2.39.  Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
             2.40.  Plan Administrator  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
             2.41.  Plan Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
             2.42.  Plan Year   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
             2.43.  Putnam  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
             2.44.  Qualified Domestic Relations Order  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
             2.45.  Qualified Matching Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
             2.46.  Qualified Matching Contribution   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
             2.47.  Qualified Nonelective Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
             2.48.  Qualified Nonelective Contribution Account  . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
             2.49.  Qualified Participant   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
             2.50.  Recordkeeper  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
             2.51.  Retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
             2.52.  Rollover Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
             2.53.  Self-Employed Individual  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
             2.54.  Service Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
             2.55.  Shareholder-Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
             2.56.  Trust and Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
             2.57.  Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
             2.58.  Valuation Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
             2.59.  Year of Service   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12

ARTICLE 3.   PARTICIPATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
             3. 1.  Initial Participation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
             3.2.   Resumed Participation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
             3.3.   Benefits for Owner-Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
             3.4.   Changes in Classification   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15

ARTICLE 4.   CASH OR DEFERRED ARRANGEMENT UNDER SECTION 401(k)
             (CODA)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17
             4.1.   General Provisions Applicable to Contributions Under Both Articles 4 and 5  . . . . . . . . . . .     17
             4.2.   CODA Participation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18
             4.3.   Annual Limit on Elective Deferrals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18
             4.4.   Distribution of Certain Elective Deferrals  . . . . . . . . . . . . . . . . . . . . . . . . . . .     19
             4.5.   Satisfaction of ADP and ACP Tests   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     19
             4.6.   Actual Deferral Percentage Test Limit   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     20
             4.7.   Distribution of Excess Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     21
             4.8.   Employer Matching Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     22

             4.9.   Average Contribution Percentage Test Limit and Aggregate Limit  . . . . . . . . . . . . . . . . .     23
             4.10.  Distribution of Excess Aggregate Contributions  . . . . . . . . . . . . . . . . . . . . . . . . .     25
             4.11.  Qualified Nonelective Contributions; Qualified Matching
                    Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26
             4.12.  Restriction on Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26
             4.13.  Forfeitures of Employer Matching Contributions  . . . . . . . . . . . . . . . . . . . . . . . . .     27
             4.14.  Special Effective Dates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     27

ARTICLE 5.   OTHER CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     28
             5. 1.  Employer Profit Sharing Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     28
             5.2.   Forfeitures of Employer Profit Sharing Contributions  . . . . . . . . . . . . . . . . . . . . . .     28
             5.3.   Rollover Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     28
             5.4.   No After-Tax Participant Contributions or Deductible Employee
                    Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     28

ARTICLE 6.   LIMITATIONS ON ALLOCATIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     29
             6. 1.  No Additional Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     29
             6.2.   Additional Master or Prototype Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30
             6.3.   Additional Non-Master- or Non-Prototype Plan  . . . . . . . . . . . . . . . . . . . . . . . . . .     31
             6.4.   Additional Defined Benefit Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     31
             6.5.   Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     31

ARTICLE 7.   ELIGIBILITY FOR DISTRIBUTION OF BENEFITS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     35
             7. 1.  Retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     35
             7.2.   Death   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     35
             7.3.   Other Termination of Employment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     35

ARTICLE 8.   VESTING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     37
             8.1.   Vested Balance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     37
             8.2.   Vesting of Accounts of Returned Former Employees  . . . . . . . . . . . . . . . . . . . . . . . .     37
             8.3.   Forfeiture of Non-Vested Amounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     38
             8.4.   Special Rule in the Event of a Withdrawal   . . . . . . . . . . . . . . . . . . . . . . . . . . .     39
             8.5.   Vesting Election  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     39

ARTICLE 9.   PAYMENT OF BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     40
             9.1.   Distribution of Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     40
             9.2.   Restriction on Immediate Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     40
             9.3.   Optional Forms of Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     41
             9.4.   Distribution Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     42
             9.5.   Lost Distributee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     42
             9.6.   Direct Rollovers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     43
             9.7.   Distributions Required by a Qualified Domestic Relations Order  . . . . . . . . . . . . . . . . .     43

ARTICLE 10.  JOINT AND SURVIVOR ANNUITY REQUIREMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     45
             10.1.  Applicability   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     45
             10.2.  Qualified Joint and Survivor Annuity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     46
             10.3.  Qualified Preretirement Survivor Annuity  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     46
             10.4.  Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     46
             10.5.  Notice Requirements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     48
             10.6.  Transitional Rules  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     48

ARTICLE 11.  MINIMUM DISTRIBUTION REQUIREMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     51
             11.1.  General Rules   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     51
             11.2.  Required Beginning Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     51
             11.3.  Limits on Distribution Periods  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     52
             11.4.  Determination of Amount to Be Distributed Each Year   . . . . . . . . . . . . . . . . . . . . . .     53
             11.5.  Death Distribution Provisions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     54
             11.6.  Transitional Rule   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     55

ARTICLE 12.  WITHDRAWALS AND LOANS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     57
             12.1.  Withdrawals from Participant Contribution Accounts  . . . . . . . . . . . . . . . . . . . . . . .     57
             12.2.  Withdrawals on Account of Hardship  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     57
             12.3.  Withdrawals After Reaching Age 59 1/2   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     58
             12.4.  Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     59
             12.5.  Procedure; Amount Available   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     61
             12.6.  Protected Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     61
             12.7.  Restrictions Concerning Transferred Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . .     61

ARTICLE 13.  TRUST FUND AND INVESTMENTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     62
             13.1.  Establishment of Trust Fund   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     62
             13.2.  Management of Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     62
             13.3.  Investment Instructions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     63
             13.4.  Valuation of the Trust Fund   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     64
             13.5.  Distributions on Investment Company Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . .     65
             13.6.  Registration and Voting of Investment Company Shares  . . . . . . . . . . . . . . . . . . . . . .     65
             13.7.  Investment Manager  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     65
             13.8.  Employer Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     65
             13.9.  Insurance Contracts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     68
             13.10. Registration and Voting of Non-Putnam Investment Company
                    Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     69

ARTICLE 14.  TOP-HEAVY PLANS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     70
             14.1.  Superseding Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     70
             14.2.  Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     70
             14.3.  Minimum Allocation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     72
             14.4.  Adjustment of Fractions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     73

             14.5.  Minimum Vesting Schedules   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     73

ARTICLE 15.  ADMINISTRATION OF THE PLAN   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     75
             15.1.  Plan Administrator  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     75
             15.2.  Claims Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     75
             15.3.  Employer's Responsibilities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     76
             15.4.  Recordkeeper  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     76
             15.5.  Prototype Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     77

ARTICLE 16.  TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     78
             16.1.  Powers and Duties of the Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     78
             16-2.  Limitation of Responsibilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     79
             16.3.  Fees and Expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     79
             16.4.  Reliance on Employer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     80
             16.5.  Action Without Instructions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     80
             16.6.  Advice of Counsel   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     80
             16.7.  Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     80
             16.8.  Access to Records   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     81
             16.9.  Successors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     81
             16.10. Persons Dealing with Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     81
             16.11. Resignation and Removal; Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     81
             16.12. Action of Trustee Following Resignation or Removal  . . . . . . . . . . . . . . . . . . . . . . .     82
             16.13. Effect of Resignation or Removal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     82
             16.14. Fiscal Year of Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     82
             16.15. Limitation of Liability   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     82
             16.16. Indemnification   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     82

ARTICLE 17.  AMENDMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     83
             17.1.  General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     83
             17.2.  Delegation of Amendment Power   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     84

ARTICLE 18.  TERMINATION OF THE PLAN AND TRUST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     85
             18.1.  General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     85
             18.2.  Events of Termination   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     85
             18.3.  Effect of Termination   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     85
             18.4.  Approval of Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     86

ARTICLE 19.  TRANSFERS TO OR FROM OTHER QUALIFIED PLANS;
                    MERGERS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     87
             19.1.  General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     87
             19.2.  Amounts Transferred   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     87
             19.3.  Merger or Consolidation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     87

ARTICLE 20.  MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     88
             20.1.  Notice of Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     88
             20.2.  No Employment Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     88
             20.3.  Distributions Exclusively From Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     88
             20.4.  No Alienation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     88
             20.5.  Provision of Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     88
             20.6.  No Prohibited Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     88
             20.7.  Governing Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     88
             20.8.  Gender  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     88

                         PUTNAM BASIC PLAN DOCUMENT #06


ARTICLE 1. INTRODUCTION

         By executing the Plan Agreement, the Employer has established a retirement plan (the "Plan") according to the terms and conditions of the Plan Agreement and this Putnam Basic Plan Document #06, for the purpose of providing a retirement fund for the benefit of Participants and Beneficiaries. A Plan established hereunder pursuant to a Plan Agreement is intended to qualify under section 401 (a) and section 401(k) of the Code.

ARTICLE 2. DEFINITIONS

         The terms defined in Sections 2.1 through 2.59 appear generally throughout the document. Article 4 contain additional definitions of terms related to the cash or deferred arrangement (CODA) contained in this Plan and
Section 10.4 contains additional definitions related to distributions from the Plan. Articles 6 and 11 contain additional definitions of terms used only in those Articles.

         2.1. Account means any of, and Accounts means all of, a Participant's Elective Deferral Account, Employer Matching Account, Qualified Nonelective Contribution Account, Qualified Matching Account, Employer Profit Sharing Account, Participant Contribution Account, Rollover Account, and Deductible Employee Contribution Account.

         2.2.    Affiliated Employer for purposes of the Plan other than
Article 6, means the Employer and a trade or business, whether or not incorporated, which is any of the following:

                 (a) A member of a group of controlled corporations (within the meaning of Section 414(b) of the Code) which includes the Employer; or

                 (b) A trade or business under common control (within the meaning of Section 414(c) of the Code) with the Employer; or

                 (c) A member of an affiliated service group (within the meaning of Section 414(m) of the Code) which includes the Employer; or

                 (d) An entity otherwise required to be aggregated with the Employer pursuant to Section 414(o) of the Code.

         In determining an Employee's service for vesting and for eligibility to participate in the Plan, all employment with Affiliated Employers will be treated as employment by the Employer.

         For purposes of Article 6 only, the definitions in paragraphs (a) and
(b) of this Section 2.2 shall be modified by adding at the conclusion of the parenthetical phrase in each such paragraph the words "as modified by Section 415(h) of the Code."

         2.3. Authorized Leave of Absence means a leave of absence from employment granted in writing by an Affiliated Employer. Authorized Leave of Absence shall be granted on account of military service for any period during which an Employee's right to re-employment is guaranteed by law, and for such other reasons and periods as an Affiliated Employer shall consider proper, provided that Employees in similar situations shall be similarly treated.

         2.4. Beneficiary means a person entitled to receive benefits under the Plan upon the death of a Participant, in accordance with Section 7.2 and Articles 10 and 11

         2.5. CODA means the cash or deferred arrangement that meets the requirements of Section 401(k) of the Code, as described in Article 4.

         2.6.    Code means the Internal Revenue Code of 1986, as amended.

         2.7. Compensation means all of an Employee's compensation determined in accordance with the definition elected by the Employer in the Plan Agreement. For purposes of that election, 'Form W-2 earnings" means "wages" as defined in Section 3401 (a) of the Code in connection with income tax withholding at the source, and all other compensation paid to the Employee by the Employer in the course of its trade or business, for which the Employer is required to furnish the Employee with a written statement under Sections 6041 (d), 6051(a)(3) and 6052 of the Code, determined without regard to exclusions based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code). Compensation shall include only amounts actually paid to the Employee during the Plan Year. In addition, if the Employer so elects in the Plan Agreement, Compensation shall include any amount which is contributed to an employee benefit plan for the Employee by the Employer pursuant to a salary reduction agreement, and which is not includible in the gross income of the Employee under Section 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code. (For a self-employed person, the relevant term is Earned Income, as defined in
Section 2.12.)

         2.8. Date of Employment means the first date on which an Employee performs an Hour of Service; or, in the case of an Employee who has incurred one or more One-Year Eligibility Breaks and who is treated as a new Employee under the rules of Section 3.2, the first date on which he performs an Hour of Service after his return to employment.

         2.9. Deductible Employee Contribution Account means an account maintained on the books of the Plan on behalf of a Participant, in which are recorded amounts contributed by him to the Plan on a tax-deductible basis under prior law, and the income, expenses, gains and losses thereon.

         2.10. Deferral Agreement means an Employee's agreement to make one or more Elective Deferrals in accordance with Section 4.2.

         2.11. Disabled means unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less am 12 months. The permanence and degree of such impairment shall be supported by medical evidence.

         2.12. Earned Income means a Self-Employed Individual's net earnings from self-employment in the trade or business with respect to which the Plan is established, excluding items not included in gross income and the deductions allocable to such items, and reduced by (i) contributions by the Employer to qualified plans, to the extent deductible under Section 404 of the Code, and
(ii) the deduction allowed to the taxpayer under Section 164(f) of the Code for taxable years beginning after December 31, 1989.

         2.13. Earnings, for determining all benefits provided under the Plan for all Plan Years beginning after December 31, 1988, means the first $200,000 (as adjusted by the Secretary of the Treasury at the same time and in the same manner as under Section 415(d) of the Code, except that the dollar increase effective on any January 1 is effective for ALL Plan Years beginning in the calendar year in which that January 1 occurs, and the first such dollar increase is effective on January 1, 1990) of the sum of the Compensation and the Earned Income received by an Employee during a Plan Year. Notwithstanding the foregoing, for Plan Years beginning after December 31, 1993, Earnings means the first $150,000 (as adjusted periodically by the Secretary of the Treasury for inflation) of the sum of the Compensation and Earned Income received by an Employee during a Plan Year. To calculate an allocation to a Participant's Account for any Plan Year shorter than 12 months, the dollar limit on Earnings must be multiplied by a fraction of which the denominator is 12 and the numerator is the number of months in the Plan Year. In determining the Earnings of a Participant, the rules of Section 414(q)(6) of the Code shall apply, except that in applying those rules the term "family" shall include only the Participant's spouse and the Participant's lineal descendants who have not reached age 19 by the last day of the Plan Year. If, as a result of the application of such rules, the applicable Earnings limitation described above is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Earnings as determined under this Section prior to the application of this limitation.

         2.14. Effective Date means the first day of the Plan Year in which the Plan is adopted, provided that, if the Employer is adopting the Plan as an amendment to an existing plan, the Effective Date will be the date elected by the Employer in the Plan Agreement, which date shall be no earlier than the first day of the Plan Year in which the Plan is adopted. If the Plan Agreement indicates that the Employer is adopting the Plan as an amendment of an existing plan, the provisions of the existing plan apply to all events preceding the Effective Date, except as to specific provisions of the Plan which set forth a retroactive effective date in accordance with Section 1140 of the Tax Reform Act of 1986.

         2.15. Elective Deferral means any contribution made to the Plan by the Employer at the election of a Participant, in lieu of cash compensation, including contributions made pursuant to a Deferral Agreement or other deferral mechanism.

         2.16. Elective Deferral Account means an account maintained on the books of the Plan, in which are recorded a Participant's Elective Deferrals and the income, expenses, gains and losses incurred thereon.

         2.17. Eligibility Period means a period of service with the Employer which an Employee is required to complete in order to commence participation in the Plan. A 12-month Eligibility Period is a period of 12 consecutive months beginning on an Employee's most recent Date of Employment or any anniversary thereof, in which he is credited with at least 1,000 Hours of Service. A 6-month Eligibility Period is a period of 6 consecutive months beginning on an Employee's most recent Date of Employment or any anniversary thereof, or on the 6-month anniversary of such Date of Employment or any anniversary thereof, in which he is credited with at least 500 Hours of Service. If the Employer has selected another period of service as the Eligibility Period under the Plan, Eligibility Period means the period so designated in the Plan Agreement in which the Employee is credited with a number of Hours of Service equal to the product of 1,000 multiplied by a fraction having a numerator equal to the number of months in the Eligibility Period designated in the Plan Agreement and a denominator of 12. Notwithstanding the foregoing, if an Employee is credited with 1,000 Hours of Service during a 12-consecutive-month period following his Date of Employment or any anniversary thereof, he shall be credited with an Eligibility Period. In the case of an Employee in a seasonal industry (as defined under regulations prescribed by the Secretary of Labor) in which the customary extent of employment during a calendar year is fewer than 1,000 Hours of Service in the case of a 12-month Eligibility Period, the number specified in any regulations prescribed by the Secretary of Labor dealing with years of service shall be substituted for 1,000.

         2.18. Employee means a common law Employee of an Affiliated Employer; in the case of an Affiliated Employer which is a sole proprietorship, the sole proprietor thereof, in the case of an Affiliated Employer which is a partnership, a partner thereof, and a Leased Employee of an Affiliated Employer. The term "Employee" includes an individual on Authorized Leave of Absence, a Self-Employed Individual and an Owner-Employee.

         2.19. Employer means the Employer named in the Plan Agreement and any successor to all or the major portion of its assets or business which assumes the obligations of the Employer under the Plan Agreement.

         2.20. Employer Matching Account means an account maintained on the books of the Plan, in which are recorded the Employer Matching Contributions made on behalf of a Participant and the income, expenses, gains and losses incurred thereon.

         2.21. Employer Matching Contribution means a contribution made by the Employer (i) to the Plan pursuant to Section 4.8, or (ii) to another defined contribution plan on account of a Participant's "elective deferrals" or "employee contributions," as those terms are used in Section 401(m)(4) of the Code

         2.22. Employer Profit Sharing Account means an account maintained on the books of the Plan on behalf of a Participant, in which are recorded the amounts allocated for his benefit from contributions by the Employer under Section 5.1 and the income, expenses, gains and losses incurred thereon.

         2.23. Employer Profit Sharing Contribution means a contribution made for the benefit of a Participant by the Employer pursuant to Section 5.1.

         2.24. Employer Stock means securities constituting "qualifying employer securities" of an Employer within the meaning of Section 407(d)(5) of ERISA.

         2.25. ERISA means the Employee Retirement Income Security Act of 1974, as amended.

         2.26. Forfeiture means a nonvested amount forfeited by a former Participant, pursuant to Section 8.3, or an amount forfeited by a former Participant or Beneficiary who cannot be located, pursuant to Section 9.5.

         2.27. Highly Compensated Employee means an Employee if (i) the Employee is a 5 % owner during the Plan Year; (ii) the Employee's compensation for the Plan Year exceeds $75,000 (as adjusted pursuant to Section 415(d) of the Code); (iii) the Employee's compensation for the Plan Year exceeds $50,000 (as adjusted pursuant to Section 415(d) of the Code) and the Employee is in the top-paid group of Employees; or (iv) the Employee is an officer of the Employer and received compensation during the Plan Year that is greater than 50% of the dollar limitation under Code Section 415(b)(1)(A).

         The lookback provisions of Code Section 414(q) do not apply to determining Highly Compensated Employees. An Employer may choose to apply this test on the basis of the Employer's workforce as of a single day during the Plan Year ("snapshot day"). In applying this test on a snapshot basis, the Employer shall determine who is a Highly Compensated Employee on the basis of the data as of the snapshot day. If the determination of who is a Highly Compensated Employee is made earlier than the last day of the Plan Year, the Employee's compensation that is used to determine an Employee's status must be projected for the Plan Year under a reasonable method established by the Employer.

         Notwithstanding the foregoing, in addition to those Employees who are determined to be highly compensated on the Plan's snapshot day, as described above, where there are Employees who are not employed on the snapshot day but who are taken into account for purposes of testing under Section 4.6 or 4.9, the Employer must treat as a Highly Compensated Employee any Eligible Employee for the Plan Year who:

                 (a) terminated prior to the snapshot day and was a Highly Compensated Employee in the prior year;

                 (b) terminated prior to the snapshot day and was a 5 % owner, (ii) had compensation for the Plan Year greater than or equal to the projected compensation of any Employee who is treated as a Highly Compensated Employee on the snapshot day (except for Employees who are Highly Compensated Employees solely because they are 5 % owners or officers), or (iii) was an officer and had compensation greater than or equal to the projected compensation of any other officer who is a Highly Compensated Employee on the snapshot day solely because that person is an officer; or

                 (c)      becomes employed subsequent to the snapshot day and
         (i) is a 5 % owner, (ii) has compensation for the Plan Year greater than or equal to the projected compensation of any Employee who is treated as a Highly Compensated Employee on the snapshot day (except for Employees who are Highly Compensated Employees solely because they are 5 % owners or officers), or (iii) is an officer and has compensation greater than or equal to the projected compensation of any other officer who is a Highly Compensated Employee on the snapshot day solely because that person is an officer.

         If during a Plan Year an Employee is a family member of either a 5 % owner who is an Employee, or a Highly Compensated Employee who is one of the ten most highly paid Highly Compensated Employees ranked on the basis of compensation paid by the Employees during the year, then the family member and the 5 % owner or top-ten-Highly-Compensated-Employee shall be treated as a single Employee receiving compensation and Plan contributions or benefits equal to the sum of the compensation and contributions or benefits of the family member and the 5 % owner or top-ten-Highly-Compensated-Employee. For purposes of this Section 2.27, family members include the spouse, lineal ascendants and descendants of the Employee and the spouses of such lineal ascendants and descendants.

         The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the number of Employees treated as officers and the compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder. The Plan Administrator is responsible for identifying the Highly Compensated Employees and reporting such data to the Recordkeeper.

         2.28.   Hour of Service means each hour described in paragraphs (a),
(b), (c), (d) or (e) below, subject to paragraphs (f) and (g) below.

                 (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Affiliated Employer. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed.

                 (b) Each hour for which an Employee is paid, or entitled to payment, by an Affiliated Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period of absence (whether or not such period occurs in a single computation period) unless the Employee's absence is not an Authorized Leave of Absence. Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations, which are incorporated herein by this reference.

                 (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Affiliated Employer. The same Hours of Service shall not be credited under both paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c); and no more than 501 Hours of Service shall be credited under this paragraph (c) with respect to payments of back pay, to the extent that such pay is agreed to or awarded for a period of time described in paragraph (b) during which the Employee did not perform or would not have performed any duties. These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

                 (d)      Each hour during an Authorized Leave of Absence.
         Such hours shall be credited at the rate of a customary full work week for an Employee.

                 (e) Solely for purposes of determining whether a One-Year Vesting Break or a One-Year Eligibility Break has occurred, each hour which otherwise would have been credited to an Employee but for an absence from work by reason of: the pregnancy of the Employee, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of the child by the Employee, or caring for a child for a period beginning immediately after its birth or placement. If the Plan Administrator cannot determine the hours which would normally have been credited during such an absence, the Employee shall be credited with eight Hours of Service for each day of absence. No more than 501 Hours of Service shall be credited under this paragraph by reason of any pregnancy or placement. Hours credited under this paragraph shall be treated as Hours of Service only in the Plan Year or Eligibility Period or both, as the case may be, in which the absence from work begins, if necessary to prevent the Participant's incurring a One-Year Vesting Break or One-Year Eligibility Break in that period, or, if not, in the period immediately following that in which the absence begins. The Employee must timely furnish to the Employer information reasonably required to establish (i) that an absence from work is for a reason specified above, and (ii) the number of days for which the absence continued.

                 (f) Hours of Service shall be determined on the basis of actual hours for which an Employee is paid or entitled to payment.

                 (g) If the Employer maintains the plan of a predecessor Employer, service for the predecessor Employer shall be treated as service for the Employer. If the Employer does not maintain the plan of a predecessor Employer, service for the predecessor Employer shall not be treated as service for the Employer.

                 (h) Hours of Service shall be credited to a Leased Employee as though he were an Employee.

         2.29. Investment Company means an open-end registered investment company for which Putnam Mutual Funds Corp., or its affiliate acts as principal underwriter, or for which Putnam Investment Management, Inc. or its affiliate serves as an investment adviser; provided that its prospectus offers its shares under the Plan.

         2.30. Investment Company Shares means shares issued by an Investment Company.

         2.31. Investment Products means any of the investment products specified by the Employer in accordance with Section 13.2, from the group of those products sponsored, underwritten or managed by Putnam as shall be made available by Putnam under the Plan, and such other products as shall be expressly agreed to in writing by Putnam for availability under the Plan.

         2.32. Leased Employee means any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by Employees in the business field of the recipient Employer. The compensation of a Leased Employee for purposes of the Plan means the Compensation (as defined in Section 2-7) of the Leased Employee attributable to services performed for the recipient Employer. Contributions or benefits provided to a leased Employee by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer. Provided that leased Employees do not constitute more than 20% of the recipient's nonhighly compensated workforce, a leased Employee shall not be considered an Employee of the recipient if he is covered by a money purchase pension plan providing: (1) a nonintegrated Employer contribution rate of at least 10% of compensation (as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125,
Section 402(e)(3), Section 402(h)(1)(B) or Section 403(b) of the Code), (2) immediate participation, and (3) full and immediate vesting.

         2.33. Non-Highly Employee means an Employee who is not a Highly Compensated Employee.

         2.34. One-year Eligibility Break means a 12-month Eligibility Period during which an individual is not credited with more than 500 Hours of Service; provided, however, that in the case of an Employee in a seasonal industry, there shall be substituted for 500 the number of Hours of Service specified in any regulations of the Secretary of Labor dealing with breaks in service.

         2.35. One-Year Vesting Break means a Plan Year during which an individual is not credited with more than 500 Hours of Service; provided, however, that in the case of an Employee in a seasonal industry, there shall be substituted for 500 the number of Hours of Service specified in any regulations of the Secretary of Labor dealing with breaks in service.

         2.36. Owner-Employee means the sole proprietor of an Affiliated Employer that is a sole proprietorship, or a partner owning more than 1O % of either the capital or profits interest of an Affiliated Employer that is a partnership. The Plan Administrator shall be responsible for identifying Owner-Employees to the Recordkeeper.

         2.37. Participation means each Employee who has met the requirement for participation in Article 3. An Employee is not a Participant for any period before the entry date applicable to him.

         2.38. Participant Contribution Account means an account maintained on the books of the Plan, in which are recorded after-tax contributions made by a Participant under a predecessor plan to which this Plan serves as an amendment or successor and any income, expenses, gains or losses incurred on such Contributions. No additional after-tax contributions may be made under the Plan or credited to this Account. All Participant Contribution Accounts will be fully vested at all times.

         2.39. Plan means the form of defined contribution retirement plan and trust agreement adopted by the Employer, consisting of the Plan Agreement and the Putnam Basic Plan Document #06 as set forth herein, together with any and all amendments and supplements thereto.

         2.40. Plan Administrator means the Employer or its appointee pursuant to Section 15.1.

         2.41. Plan Agreement means the separate agreement entered into between the Employer and the Trustee and accepted by Putnam, under which the Employer adopts the Plan and selects among its optional provisions.

         2.42. Plan Year means the period of 12 consecutive months specified by the Employer in the Plan Agreement, as well as any initial short plan year period specified by the Employer in the Plan Agreement.

         2.43. Putnam means (i) Putnam Mutual Funds Corp., or a company affiliated with it which Putnam Mutual Funds Corp. has designated as its agent, performing specified actions or procedures in its capacity as sponsor of this prototype Plan, and (ii) Putnam Fiduciary Trust Company when performing in the capacity as Recordkeeper or Trustee.

         2.44. Qualified Domestic Relations Order means any judgment, decree or order (including approval of a property settlement agreement) which constitutes a "qualified domestic relations order" within the meaning of Code
Section 414(p). A judgment, decree or order shall not fail to be a Qualified Domestic Relations Order merely because it requires a distribution to an alternate payee (or the segregation of accounts pending distribution to an alternate payee) before the Participant is otherwise entitled to a distribution under the Plan.

         2.45. Qualified Matching Account means an account maintained on the books of the Plan, in which are recorded the Qualified Matching Contributions made on behalf of a Participant and the income, expense, gain and loss attributable thereto.

         2.46. Qualified Matching Contribution means a contribution made by the Employer that: (i) is allocated with respect to Elective Deferrals of a Participant who is a Non-Highly Compensated Employee, (ii) is fully vested at all times and (iii) is distributable only in accordance with Section 4.12.

         2.47. Qualified Nonelective Contribution means a contribution (other than an Employer Matching Contribution or Qualified Matching Contribution) made by the Employer on behalf of a Participant who is a Non-Highly Compensated Employee, that: (i) a Participant may not elect to receive in cash until, it is distributed from the Plan; (ii) is fully vested at all times; and (iii) is distributable only in accordance with Section 4.12.

         2.48. Qualified Nonelective Contribution Account means an account maintained on the books of the Plan, in which are recorded the Qualified Nonelective Contributions made on behalf of a Participant and the income, expense, gain and loss attributable thereto.

         2.49. Qualified Participant means any Participant who is an active Employee on the last day of the Plan Year in question or who is credited with more than 500 Hours of Service during the Plan Year in question or whose Retirement, death or disability occurred during the Plan Year in question.

         2.50. Recordkeeper means Putnam and any successor thereto designated by the Employer to perform the duties described in Section 15.4. The terms and conditions of Putnam's service in the capacity as Recordkeeper will be as specified in the Service Agreement.

         2.51.   Retirement means ceasing to be an Employee in accordance with
Section 7. 1.

         2.52. Rollover Account means an account established for an Employee who makes a rollover contribution to the Plan pursuant to Section 5.3.

         2.53. Self-Employed Individual means an individual whose personal services are a material income-producing factor in the trade or business for which the Plan is established, and who has Earned Income for the taxable year from that trade or business, or would have Earned Income but for the fact that the trade or business had no net profits for the taxable year.

         2.54. Service Agreement means the service agreement entered into between the Employer and Putnam or its successor as Recordkeeper.

         2.55. Shareholder-Employee means any officer or Employee of an electing small business corporation, within the meaning of Section 1362 of the Code, who on any day during a taxable year of the Employer owns (or is considered as owning under Section 318(a)(1) of the Code) more than 5 % of the outstanding stock of the Employer. The Plan Administrator shall be responsible for identifying Shareholder-Employees to the Recordkeeper.

         2.56.   Trust and Trust Fund mean the trust fund established under
Section 13. 1.

         2.57. Trustee means the person, or the entity with trustee powers, named in the Plan Agreement as trustee, and any successor thereto.

         2.58. Valuation Date means each day when the New York Stock Exchange is open, or such other date or dates as the Employer may designate by written agreement with the Recordkeeper.

         2.59. Year of Service means a Plan Year in which an Employee is credited with at least 1,000 Hours of Service; provided, however, that in the case of an Employee in a seasonal industry (as defined under regulations prescribed by the Secretary of Labor) in which the customary extent of employment during a calendar year is fewer than 1,000 Hours of Service, the number specified in any regulations prescribed by the Secretary of Labor dealing with years of service shall be substituted for 1,000. An Employee's Years of Service shall include service credited prior to the Effective Date under any predecessor plan. If the initial Plan Year is shorter than 12 months, each Employee who is credited with at least 1,000 Hours of Service in the 12-month period ending on the last day of the initial Plan Year shall be credited with a Year of Service with respect to the initial Plan Year.

         If the Employer has so elected in the Plan Agreement, Years of Service for vesting shall not include service completed during a period in which the Employer did not maintain the' Plan or any predecessor plan (as defined under regulations prescribed by the Secretary of the Treasury).

         Years of Service for vesting shall include service in any plan Year (or comparable period prior to the Effective Date) completed before the Employee reached age 18.

         Years of Service for eligibility and vesting shall not include service for an employer that is not an Affiliated Employer, provided, however, Years of Service for eligibility and vesting shall include employment by a business acquired by the Employer, before the date of the acquisition, if the Plan is the amendment of a predecessor plan maintained by such acquired business.

ARTICLE 3. PARTICIPATION

         3.1. Initial Participation. Upon completion of the eligibility for Plan participation requirements specified in the Plan Agreement, an Employee shall begin participation in the Plan as of the later of (i) the first day of the first, fourth, seventh or tenth month of the Plan Year, whichever next follows or coincides with the date of completion of such eligibility requirements, or (ii) the Effective Date; provided, however, that:

                 (a) if the Plan is adopted as an amendment of a predecessor plan of the Employer, every Employee who was participating under the predecessor plan when it was so amended shall become a Participant in the Plan as of the Effective Date, whether or not he has satisfied the age and service requirements specified in the Plan Agreement; and

                 (b) if the Employer so specifies in the Plan Agreement, any individual who is (i) a nonresident alien receiving no earned income from an Affiliated Employer which constitutes income from sources within the United States, or (ii) included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives (excluding from the term "Employee representatives" any organization of which more than half of the members are Employees who are owners, officers, or executives of an Affiliated Employer), if retirement benefits were the subject of good faith bargaining and no more than 2 % of the Employees covered by the collective bargaining agreement are professionals as defined in
         Section 1.410(b)-9 of the Income Tax Regulations, shall not participate in the Plan until the later of the date on which he ceases to be described in clause (i) or (ii), whichever is applicable, or the entry date specified by the Employer in the Plan Agreement; and

                 (c) if the Plan is not adopted as an amendment of a predecessor plan of the Employer, all Employees on the Effective Date who have satisfied the age requirement (versus the service requirement) designated in the Plan Agreement shall begin participation on the Effective Date, if the Employer so elects in the Plan Agreement; and

                 (d) a Participant shall cease to participate in the Plan when he becomes a member of a class of Employees ineligible to participate in the Plan, and shall resume participation immediately upon his return to a class of Employees eligible to participate in the Plan.

         3.2. Resumed Participation. A former Employee who incurs a One-Year Eligibility Break after having become a Participant shall participate in the Plan as of the date on which he again becomes an Employee, if (i) his Accounts had become partially or fully vested before he incurred a One-Year Vesting Break, or (ii) he incurred fewer than five consecutive One-Year

Eligibility Breaks. In any other case, when he again becomes an Employee he shall be treated as a new Employee under Section 3. 1.

         3.3. Benefits for Owner-Employees. If the Plan provides contributions or benefits for one or more Owner-Employees who control both the trade or business with respect to which the Plan is established and one or more other trades or businesses, the Plan and plans established with respect to such other trades or businesses must, when looked at as a single plan, satisfy Sections 401(a) and (d) of the Code with respect to the Employees of this and all such other trades or businesses. If the Plan provides contributions or benefits for one or more Owner- Employees who control one or more other trades or businesses, the Employees of each such other trade or business must be included in a plan which satisfies Sections 401(a) and (d) of the Code and which provides contributions and benefits not less favorable than those provided for such Owner-Employees under the Plan. If an individual is covered as an Owner-Employee under the PH-INS of two or more trades or businesses which he does not control and such individual controls a trade or business, then the contributions or benefits of the Employees under the plan of the trade or business which he does control must be as favorable as those provided for him under the most favorable plan of the trade or business which he does not control. For purposes of this Section 3.3, an Owner-Employee, or two or more Owner-Employees, shall be considered to control a trade or business if such Owner-Employee, or such two or more Owner-Employees together:

                 (a) own the entire interest in an unincorporated trade or business, or

                 (b) in the case of a partnership, own more than 50% of either the capital interest or the profits interest in such partnership.

         For purposes of the preceding sentence, an Owner-Employee or two or more Owner-Employees shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee or such two or more Owner-Employees are considered to control within the meaning of the preceding sentence.

         3.4. Changes in Classification. If a Participant ceases to be a member of a classification of Employees eligible to participate in the Plan, but does not incur a One-Year Eligibility Break, he will continue to be credited with Years of Service for vesting while he remains an Employee, and he will resume participation as of the date on which he again becomes a member of a classification of Employees eligible to participate in the Plan. If such a Participant incurs a One-Year Eligibility Break, Section 3.2 will apply. If a Participant who ceases to be a member of a classification of Employees eligible to participate in the Plan becomes a member of a classification of Employees eligible to participate in another plan of the Employer, his Account, if any, under the Plan shall, upon the Administrator's direction, be transferred to the plan in which he has become eligible to participate, if such plan permits receipt of such Account.

         If an Employee who is not a member of a classification of Employees eligible to participate in the Plan satisfies the age and service requirements specified in the Plan Agreement, he will begin to participate immediately upon becoming a member of an eligible classification. If such an Employee has account balances under another plan of the Employer, such account balances shall be transferred to the Plan upon the Employee's commencement of participation in the Plan, if such other plan permits such transfer.

ARTICLE 4. CASH OR DEFERRED ARRANGEMENT UNDER SECTION 401 (k) (CODA)

         4.1.    General Provisions A Contributions Under Both Articles 4 and
5.

                 (a) Payment and Crediting of Contributions. The Employer may specify that contributions will be made to the Plan only under the CODA, or that Employer Profit Sharing Contributions described in
         Section 5.1 may also be made. The Employer shall pay to the order of the Trustee the aggregate contributions to the Trust Fund for each Plan Year. Each contribution shall be accompanied by instructions from the Employer, in the manner prescribed by Putnam. Neither the Trustee nor Putnam shall be under any duty to inquire into the correctness of the amount or the timing of any contribution, or to collect any amount if the Employer fails to make a contribution as provided in the Plan.

                 (b) Time for Payment. Elective Deferrals will be transferred to the Trustee as soon as such contributions can reasonably be segregated from the general assets of the Employer, but in any event within 90 days after the date on which the Compensation to which such contributions relate is paid. The aggregate of all other contributions with respect to a Plan Year shall be transferred to the Trustee no later than the due date (including extensions) for filing the Employer's federal income tax return for that Plan Year.

                 (c) Allocations under CODA. Allocations to Participants' Accounts of contributions made pursuant to this Article 4 shall be made as soon as administratively feasible after their receipt by the Trustee, but in any case shall not be allocated as of a day later than the last day of the Plan Year for which the contributions were made.

                 (d) Limitations on Allocations. All allocations shall be subject to the limitations in Article 6.

                 (e) Establishment of Accounts. The Employer will establish and maintain (or cause to be established and maintained) for each Participant individual accounts adequate to disclose his interest in the Trust Fund, including such of the following separate accounts as shall apply to the Participant: Elective Deferral Account, Employer Matching Account, Qualified Nonelective Account, Qualified Matching Account, Employer Profit Sharing Account, Participant Contribution Account, Deductible Employee Contribution Account, and Rollover Account. The maintenance of such accounts shall be only for recordkeeping purposes, and the assets of separate accounts shall not be required to be segregated for purposes of investment. For purposes of the Plan, a Participant is treated as benefiting under the Plan for any Plan Year during which the Participant received or is deemed to receive an allocation to an Account in accordance with Treasury Regulation Section 1.410(b)-3(a).

                 (f) Restoration of Accounts. Notwithstanding any other provision of the Plan, for any Plan Year in which it is necessary to restore any portion of a Participant's Account pursuant to Section 8.3(b) or 9.5, to the extent that the amount of Forfeitures available is insufficient to accomplish such restoration, the Employer shall contribute the amount necessary to eliminate the insufficiency, regardless of whether the contribution is currently deductible by the Employer under Section 404 of the Code.

         4.2. CODA Participation. Each Employee who has met the eligibility requirements of Article 3 may make Elective Deferrals to the Plan by completing and returning to the Plan Administrator a Deferral Agreement which provides that the Participant's cash compensation from the Employer will be reduced by the amount indicated in the Deferral Agreement, and that the Employer will contribute an equivalent amount to the Trust on behalf of the Participant. The following rules will govern Elective Deferrals:

                 (a) Subject to the limits specified in the Plan Agreement and set forth in Section 4.3, a Deferral Agreement may apply to any amount or percentage of the Earnings payable to a Participant in each year, including any bonuses payable to a Participant from TIME to TIME.

                 (b) In accordance with such reasonable rules as the Plan Administrator shall specify, a Deferral Agreement will become effective as soon as is administratively feasible after the Deferral Agreement is returned to the Plan Administrator, and will remain effective until it is modified or terminated. No Deferral Agreement may become effective retroactively.

                 (c) A Participant may modify his Deferral Agreement by completing and returning to the Plan Administrator a new Deferral Agreement as of the first business day of any of the first, fourth, seventh and tenth months of the Plan Year, and any such modification will become effective as described in paragraph (b).

                 (d) A Participant may terminate his Deferral Agreement at any time upon advance written notice to the Plan Administrator, and any such termination will become effective as described in paragraph
         (b).

         4.3. Annual Limit on Elective Deferrals. During any taxable year of a Participant, his Elective Deferrals under the Plan and any other qualified plan of an Affiliated Employer shall not exceed the dollar limit contained in
Section 402(g) of the Code in effect at the beginning of the taxable year.
With respect to any taxable year, a Participant's Elective Deferrals for purposes of this Section 4.3 include all Employer contributions made on his behalf pursuant to an election to defer under any qualified CODA as described in Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement (SARSEP) as described in Section 402(h)(1)(B) of the Code, any eligible deferred compensation plan under Section 457 of the

Code, any plan described under Section 501(c)(18) of the Code, and any Employer contributions made on behalf of the Participant for the purchase of an annuity contract under Section 403(b) of the Code pursuant to a salary reduction agreement. The limit under Section 402(g) of the Code on the amount of Elective Deferrals of a Participant who receives a hardship withdrawal pursuant to Section 12.2 shall be reduced, for the taxable year next following the withdrawal, by the amount of Elective Deferrals made in the taxable year of the hardship withdrawal.

         4.4. Distribution of Certain Elective Deferrals. "Excess Elective Deferrals" means those Elective Deferrals described in Section 4.3 that are includible in a Participant's gross income under Section 402(g) of the Code, to the extent that the Participant's aggregate elective deferrals for a taxable year exceed the dollar limitation under that Code Section. Excess Elective Deferrals shall be treated as Annual Additions under the Plan, whether or not they are distributed under this Section 4.4. A Participant may designate to the Plan any Excess Elective Deferrals made during his taxable year by notifying the Employer on or before the following March 15 of the amount of the Excess Elective Deferrals to be so designated. A Participant who has Excess Elective Deferrals for a taxable year, taking into account only his Elective Deferrals under the Plan and any other plans of the Affiliated Employers, shall be deemed to have designated the entire amount of such Excess Elective Deferrals.

         Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose Account Excess Elective Deferrals were so designated or deemed designated for the preceding year. The income or loss allocable to Excess Elective Deferrals is the income or loss allocable to the Participant's Elective Deferral Account for the taxable year multiplied by a fraction, the numerator of which is the Participant's Excess Elective Deferrals for the year and the denominator of which is the Participant's Account balance attributable to Elective Deferrals without regard to any income or loss occurring during the year.

         To the extent that the return to a Participant of his Elective Deferrals would reduce an Excess Amount (as defined in Section 6.5(f)), such Excess Deferrals shall be distributed to the Participant in accordance with
Article 6.

         4.5. Satisfaction of ADP and ACP Tests. In each Plan Year, the Plan must satisfy the ADP test described in Section 4.6 and the ACP test described in Section 4.9. The Employer may cause the Plan to satisfy the ADP or ACP test or both tests for a Plan Year by any of the following methods or by any combination of them:

                 (a) By the distribution of Excess Contributions in accordance with Section 4.7, or the distribution of Excess Aggregate Contributions in accordance with Section 4.10, or both; or

                 (b) By making Qualified Nonelective Contributions or Qualified Matching Contributions or both, in accordance with Section 4.11.

         4.6. Actual Deferral Percentage Test Limit. The Actual Deferral Percentage (hereinafter "ADP") for Participants who are Highly Compensated Employees for each Plan Year and the ADP for Participants who are Non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

                 (a) The ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are Non-Highly Compensated Employees for the same Plan Year multiplied by 1.25; or

                 (b) The ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are Non-Highly Compensated Employees for the same Plan Year multiplied by 2.0, provided that the ADP for Participants who are Highly Compensated Employees does not exceed the ADP for Participants who are Non-Highly Compensated Employees by more than two percentage points.

         The following special rules shall apply to the computation of the ADP:

                 (c) "Actual Deferral Percentage" means, for a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in the group) of (1) the amount of Employer contributions actually paid over to the Trust on behalf of the Participant for the Plan Year to (2) the Participant's Earnings for the Plan Year. Employer contributions on behalf of any Participant shall include: (i) his Elective Deferrals, including Excess Elective Deferrals of Highly Compensated Employees, but excluding (A) Excess Elective Deferrals of Non-Highly Compensated Employees that arise solely from Elective Deferrals made under the Plan or another plan maintained by an Affiliated Employer, and (B) Elective Deferrals that are taken into account in the Average Contribution Percentage test described in Section 4.9 (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals), and excluding Elective Deferrals returned to a Participant to reduce an Excess Amount as defined in Section 6.5(f);
         (ii) such amount of Qualified Nonelective Contributions, if any, as shall be necessary to enable the Plan to satisfy the ADP test and not used to satisfy the ACP test; and (iii) such amount of Qualified Matching Contributions, if any, as shall be necessary to enable the Plan to satisfy the ADP test and not used to satisfy the ACP test.
         For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for his failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

                 (d) In the event that the Plan satisfies the requirements of Sections 401 (k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with the Plan, then this Section 4.6 shall be applied by determining the ADP of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year.

                 (e) The ADP for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals allocated to his Accounts under two or more CODAs described in Section 401(k) of the Code that are maintained by the Affiliated Employers shall be determined as if such Elective Deferrals were made under a single CODA. If a Highly Compensated Employee participates in two or more CODAs that have different Plan Years, all CODAs ending with or within the same calendar year shall be treated as a single CODA, except that CODAs to which mandatory disaggregation applies in accordance with regulations issued under Section 401(k) of the Code shall be treated as separate CODAs.

                 (f) For purposes of determining the ADP of a Participant who is a 5 % owner or one of the ten most highly-paid Highly Compensated Employees, the Elective Deferrals and the Earnings of such a Participant shall include the Elective Deferrals and Earnings for the Plan Year of his Family Members (as defined in Section 414(q)(6) of the Code). Family Members of such Highly Compensated Employees shall be disregarded as separate employees in determining the ADP both for Participants who are Non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

                 (g) For purposes of the ADP test, Elective Deferrals, Qualified Nonelective Contributions and Qualified Matching Contributions must be made before the last day of the 12-month period immediately following the Plan Year to which those contributions relate.

                 (h) The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in satisfying the test.

                 (i) The determination and treatment of the ADP amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         4.7. Distribution of Excess Contributions. "Excess Contributions" means, with respect to any Plan Year, the excess of:

                 (a) The aggregate amount Of Employer contributions actually taken into account in computing the ADP of Highly Compensated Employees for the Plan Year, over

                 (b) The maximum amount of Employer contributions permitted by the ADP test, determined by reducing contributions made on behalf of Highly Compensated Employees in order of their ADPs, beginning with the highest of such percentages.

         Notwithstanding any other provision of the Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose Accounts Excess Contributions were allocated for the preceding Plan Year. The income or loss allocable to Excess Contributions is the income or loss allocable to the Participant's Elective Deferral Account for the Plan Year multiplied by a fraction, the numerator of which is the Participant's Excess Contributions for the year and the denominator is the Participant's account balance attributable to Elective Deferrals without regard to any income or loss occurring during the Plan Year. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which the excess amounts arose, an excise tax equal to 10% of the excess amounts will be imposed on the Employer maintaining the Plan. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of them. Excess Contributions shall be allocated to a Participant who is a family member subject to the family member aggregation rules of Section 414(q)(6) of the Code in the proportion that the Participant's Elective Deferrals bear to the combined Elective Deferrals (and other amounts treated as Elective Deferrals) of all of the Participants aggregated to determine his family members' combined ADP. Excess Contributions shall be treated as Annual Additions under the Plan.

         4.8. Employer Matching Contributions. If so specified in the Plan Agreement, the Employer will make Employer Matching Contributions to the Plan in accordance with the Plan Agreement, but no Employer Matching Contribution shall be made with respect to an Elective Deferral that is returned to a Participant because it represents an Excess Elective Deferral, an Excess Contribution, an Excess Aggregate Contribution or an Excess Amount (as defined in Section 6.5(f)); and if an Employer Matching Contribution has nevertheless been made with respect to such an Elective Deferral, the Employer Matching Contribution shall be forfeited, notwithstanding any other provision of the Plan. Employer Matching Contributions will be allocated among the Employer Matching Accounts of Participants in proportion to their Elective Deferrals as specified by the Employer in the Plan Agreement. Employer Matching Accounts shall become vested according to the vesting schedule specified in the Plan Agreement, but regardless of that schedule shall be fully vested upon the Participant's Retirement, or, if earlier, attainment of the normal retirement age specified in the Plan Agreement, his death during employment with an Affiliated Employer, and in accordance with Section 18.3.

         4.9. Average Contribution Percentage Test Limit and Aggregate Limit. The Average Contribution Percentage (hereinafter "ACP") for Participants who are Highly Compensated Employees for each Plan Year and the ACP for Participants who are Non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

                 (a) The ACP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Participants who are Non-Highly Compensated Employees for the same Plan Year multiplied by 1.25; or

                 (b) The ACP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Participants who are Non-Highly Compensated Employees for the same Plan Year multiplied by two (2), provided that the ACP for Participants who are Highly Compensated Employees does not exceed the ACP for Participants who are Non-Highly Compensated Employees by more than two percentage points.

         The following rules shall apply to the computation of the ACP:

                 (c) "Average Contribution Percentage" means the average of the Contribution Percentages of the Eligible Participants in a group.

                 (d) "Contribution Percentage" means the ratio (expressed as a percentage) of a Participant's Contribution Percentage Amounts to the Participant's Earnings for the Plan Year.

                 (e) "Contribution Percentage Amounts" means the sum of the Participant Contributions, Employer Matching Contributions, and Qualified Matching Contributions (to the extent not taken into account for purposes of the ADP test) made under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall include Forfeitures of Excess Aggregate Contributions or Employer Matching Contributions allocated to the Participant's Account, taken into account in the year in which the allocation is made. Qualified Nonelective Contributions, if any, necessary to enable the Plan to satisfy the ACP test and not used to satisfy the ADP test shall be included in the Contribution Percentage Amounts. Elective Deferrals shall also be included in the Contribution Percentage Amounts to the extent, if any, needed to enable the Plan to satisfy the ACP test, so long as the ADP test is met before the Elective Deferrals are used in the ACP test, and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

                 (f) "Eligible Participant" means any Employee who is eligible to make an Elective Deferral, if Elective Deferrals are taken into account in the calculation of the

         Contribution Percentage, or to receive an Employer Matching Contribution (or a Forfeiture thereof) or a Qualified Matching Contribution.

                 (g) "Aggregate Limit" means the sum of (i) 125% of the greater of the ADP of the Non-Highly Compensated Employees for the Plan Year, or the ACP of Non-Highly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the CODA, and (ii) the lesser of 200% of, or two plus, the lesser of the ADP or ACP. "Lesser" is substituted for 'greater" in clause (i) of the preceding sentence, and "greater" is substituted for "lesser" after the phrase "two plus the" in clause
         (ii) of the preceding sentence, if that formulation will result in a larger Aggregate Limit.

                 (h) If one or more Highly Compensated Employees participate in both a CODA and a plan subject to the ACP test maintained by an Affiliated Employer, and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ACP of those Highly Compensated Employees who also participate in a CODA will be reduced (beginning with the Highly Compensated Employee whose ACP is the highest) so that the Aggregate Limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amount is reduced shall be treated as an Excess Aggregate Contribution. In determining the Aggregate Limit, the ADP and ACP of Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. The Aggregate Limit will be considered satisfied if both the ADP and ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the Non-Highly Compensated Employees.

                 (i) For purposes of this section, the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his account under two or more plans described in Section 401 (a) of the Code, or CODAs described in Section 401(k) of the Code, that are maintained by an Affiliated Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more CODAs that have different plan years, all CODAs ending with or within the same calendar year shall be treated as a single CODA, except that CODAs to which mandatory disaggregation applies in accordance with regulations issued under Section 401(k) of the Code shall be treated as separate CODAs.

                 (j) In the event that the Plan satisfies the requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with the Plan, then this Section 4.9 shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. For Plan

         Years beginning after December 31, 1989, plans may BE aggregated in order to satisfy Section 401(m) of the Code only if they have the same Plan Year.

                 (k) For purposes of determining the Contribution Percentage of a Participant who is a 5 % owner or one of the ten most highly-paid Highly Compensated Employers, the Contribution Percentage Amounts and Earnings of the Participant shall include the Contribution Percentage Amounts and Earnings for the Plan Year of Family Members (as defined in Section 414(q)(6) of the Code). Family Members of such Highly Compensated Employees shall be disregarded as separate employees in determining the Contribution Percentage both for Participants who are Non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

                 (l) For purposes of the ACP test, Matching Contributions, Qualified Matching Contributions and Qualified Nonelective Contributions will be considered made for a Plan Year if made no later than the end of the 12-month period beginning on the day after the close of the Plan Year.

                 (m) The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in the ACP test.

                 (n) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         4.10. Distribution of Excess AGGREGATE Contributions. Notwithstanding any other provision of the Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose Accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. The income or loss allocable to Excess Aggregate Contributions is the income or loss allocable to the Participant's Employer Matching Account, QUALIFIED Matching Account (IF any, and IF all amounts therein are not used in the ADP test), and, if applicable, Qualified Nonelective Contribution Account, Participant Contribution Account and Elective Deferral Account for the Plan Year, multiplied by a fraction, the numerator of which is the Participant's Excess Aggregate Contributions for the year and the denominator of which is the Participant's account balance(s) attributable to Contribution Percentage Amounts without regard to any income or loss occurring during the Plan Year. Excess Aggregate Contributions shall be allocated to a Participant who is subject to the family member aggregation rules of Section 414(q)(6) of the Code in the proportion that the Participant's Employer Matching Contributions (and other amounts treated as his Employer Matching Contributions) bear to the combined Employer Matching Contributions (and other amounts treated as Employer Matching Contributions) of all of the Participants aggregated to determine its family members' combined ACP. If excess amounts attributable to Excess,

Aggregate contributions are distributed more than 21/2 months after the last day of the Plan Year in which such excess amounts arose, an excise tax equal to 10% of the excess amounts will be imposed on the Employer maintaining the Plan. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

         Excess Aggregate Contributions shall be forfeited if forfeitable, or distributed on a pro-rata basis from the Participant's Participant Contribution Account, Employer Matching Account, and Qualified Matching Account (and, if applicable, the Participant's Qualified Nonelective Account or Elective Deferral Account, or both).

         Excess Aggregate Contributions means, with respect to any Plan Year, the excess of:

                 (a) The aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage and actually made on behalf of Highly Compensated Employees for the Plan Year, over

                 (b) The maximum Contribution Percentage Amounts permitted by the ACP test and the Aggregate Limit (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages, beginning with the highest of such percentages).

         Such determination shall be made after first determining Excess Elective Deferrals pursuant to Section 4.4, and then determining Excess Contributions pursuant to Section 4.7.

         4.11. Qualified Nonelective Contributions - Qualified Matching Contributions. The Employer may make Qualified Nonelective Contributions for a Plan Year which, if made, shall be allocated to the Qualified Nonelective Contribution Accounts of Qualified Participants who are Non-Highly Compensated Employees, in proportion to the Earnings of such Qualified Participants for the Plan Year. The Employer may make Qualified Matching Contributions for a Plan Year which, if made shall be allocated to the Qualified Matching Accounts of Participants who are Non-Highly Compensated Employees, in proportion to the Elective Deferrals of such Participants for the Plan Year.

         4.12. Restriction on Distributions. Except as provided in Sections 4.4, 4.7 and 4.10, no distribution may be made from a Participant's Elective Deferral Account, Qualified Nonelective Account or Qualified Matching Account until the occurrence of one of the following events:

                 (a) The Participant's Disability, death or termination of employment with the Affiliated Employers;

                 (b) Termination of the Plan without the establishment of another defined contribution plan other than an employee stock ownership plan as defined in Section

         4975(e) or Section 409 of the Code, or a simplified employee pension plan as defined in Section 408(k) of the Code;

                 (c)      The Participant's attainment of age 59 1/2; or

                 (d) In the case of an Employer that is a corporation, the disposition by the Employer to an unrelated entity of (i) substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business of the Employer, if the Employer continues to maintain the Plan after the disposition, but only with respect to Employees who continue employment with the entity acquiring such assets; or (ii) the Employer's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code), if the Employer continues to maintain the Plan after the disposition, but only with respect to Employees who continue employment with such subsidiary.

       In addition, if the Employer has elected in the Plan Agreement to permit such distributions, a distribution may be made from a Participant's Elective Deferral Account in the event of his financial hardship as described in Section
12.2. All distributions upon any of the events listed above are subject to the conditions of Article 10, Joint and Survivor Annuity Requirements. In addition, distributions made after March 31, 1988, on account of an event described in subsection (b) or (d) above must be made in a lump sum.

       4.13. Forfeitures of Employer Matching Contributions. Forfeitures of Employer Matching Contributions, other than Excess Aggregate Contributions, shall be made in accordance with Section 8.3. Forfeitures of Employer Matching Contributions in a Plan Year shall be applied to reduce other contributions required of the Employer.

         4.14. Special Effective Dates. If the Plan is adopted as an amendment of an existing plan, the provisions of Sections 4.3 and Section 4.7 through 4. 1 1 are effective as of the first day of the first Plan Year beginning after December 31, 1986.

ARTICLE 5. OTHER CONTRIBUTIONS

         5.1.    Employer Profit Sharing Contributions.

                 (a) Amount of Annual Contribution. If the Employer so elects in the Plan Agreement, the Employer may in each Plan Year contribute an amount to the Trust Fund determined in the Employer's own discretion, which contribution plus any amount reapplied for the Plan Year under Section 6. 1 (d) shall not exceed the amount deductible under Section 404 of the Code. Employer Profit Sharing Contributions may be made in any Plan Year whether or not the Employer has current or accumulated profits for that Plan Year.

                 (b) Allocation of Employer Profit Sharing Contributions. The Employer Profit Sharing Contribution (and any amounts reapplied under Section 6. 1 (d)) for the Plan Year shall be allocated as of the last day of each Plan Year to the Employer Profit Sharing Accounts of each Qualified Participant in proportion to the Earnings of each such Qualified Participant for the Plan Year.

         5.2. Forfeitures of Employer Profit Sharing Contributions. Forfeitures of Employer Profit Sharing Contributions shall be made in accordance with Section 8.3. Forfeitures of Employer Profit Sharing Contributions shall be applied to reduce other contributions required of the Employer.

         5.3. Rollover Contributions. An Employee in an eligible class may contribute at any time cash or other property (which is not a collectible within the meaning of Section 408(m) of the Code) acceptable to the Trustee representing qualified rollover amounts under Sections 402, 403, or 408 of the Code. Amounts so contributed shall be credited to a Rollover Account for the Participant.

         5.4. No After-Tax Participant Contributions or Deductible Employee Contributions. The Plan Administrator shall not accept either after-tax Participant Contributions or deductible employee contributions, other than those held in a Participant Contribution Account or a Deductible Employee Contribution Account transferred from a predecessor plan of the Employer.

ARTICLE 6. LIMITATIONS ON ALLOCATIONS

         6.1. No Additional Plan. If the Participant does not participate in and has never participated in another qualified plan, or a welfare benefit fund (as defined in Section 419(e) of the Code), or an individual medical account (as defined in Section 415(l)(2) of the Code) which provides an Annual Addition as defined in Section 6.5(a), maintained by an Affiliated Employer:

                 (a) The amount of Annual Additions (as defined in Section 6.5(a)) which may be credited to the Participant's Accounts for any Limitation Year will not exceed the lesser of the Maximum Annual Additions or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Annual Additions, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Annual Additions.

                 (b) Before determining a Participant's actual Section 415 Compensation for a Limitation Year, the Employer may determine the Maximum Annual Additions for the Participant on the basis of a reasonable estimation of the Participant's Section 415 Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

                 (c) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Annual Additions for the Limitation Year will be determined on the basis of the Participant's actual Section 415 Compensation for the Limitation Year.

                 (d) If pursuant to paragraph (c), or as a result of a reasonable error in determining the amount of Elective Deferrals that may be made by a Participant, the Annual Additions exceed the Maximum Annual Additions, the Excess Amount will be disposed of as follows:

                          (1) Elective Deferrals, to the extent they would reduce the Excess Amount, will be returned to the Participant.

                          (2) If after the application of (1) above an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's Accounts will be used to reduce Employer contributions (including any allocation of Forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary.

                          (3) If after the application of (1) above an Excess Amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions (including allocation of any Forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary.

                          (4) If a suspense account is in existence at any time during a Limitation Year pursuant to this Section 6.l(d), it will participate in the allocation of the Trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer or any Employee contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants.

         6.2. Additional Master or Prototype Plan. If in addition to this Plan a Participant is covered under another qualified Master or Prototype defined contribution plan or a welfare benefit fund (as defined in Section 419(e) of the Code), or an individual medical account (as defined in Section 415(l)(2) of the Code) which provides an Annual Addition as defined in Section 6.5(a), maintained by an Affiliated Employer during any Limitation Year:

                 (a) The Annual Additions which may be credited to a Participant's Accounts under this Plan for any such Limitation Year will not exceed the Maximum Annual Additions reduced by the Annual Additions credited to a Participant's accounts under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by an Affiliated Employer are less than the Maximum Annual Additions, and the Employer contribution that would otherwise be contributed or allocated to the Participant's Accounts under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated to this Plan will be reduced so that the Annual Additions under all such plans and funds for the Plan Year will equal the MAXIMUM Annual Additions. If the Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Annual Additions, no amount will be contributed or allocated to the Participant's Accounts under this Plan for the Limitation Year.

                 (b) Before determining a Participant's actual Section 415 Compensation for a Limitation Year, the Employer may determine the Maximum Annual Additions for the Participant in the manner described in Section 6. 1 (b)

                 (c) As soon as is administratively feasible after the end of the Plan Year, the Maximum Annual Additions for the Plan Year will be determined on the basis of the Participant's actual Section 415 Compensation for the Plan Year.

                 (d) If, pursuant to Section 6.2(c) or as a result of the allocation of Forfeitures, or of a reasonable error in determining the amount of Elective Deferrals that may be made by him, a Participant's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated under any qualified Master or Prototype defined contribution plan, except that Annual Additions to any welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

                 (e) If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of X and Y, where (X) is the total Excess Amount allocated as of such date, and (Y) is the ratio of: (1) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (2) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified Master or Prototype defined contribution plans.

                 (f) Any Excess Amount attributed to this Plan will be disposed of in the manner described in Section 6.1(d)

         6.3. Additional Non-Master or Non-Prototype Plan. If the Participant is covered under another qualified defined contribution plan maintained by an Affiliated Employer which is not a Master or Prototype plan, Annual Additions which may be credited to the Participant's Accounts under this Plan for any Limitation Year will be limited in accordance with Section 6.2 as though the other plan were a Master or Prototype plan.

         6.4. Additional Defined Benefit Plan. If an Affiliated Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction will not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's Accounts under this Plan for any Limitation Year will be limited in accordance with the Plan Agreement.

         6.5.    Definitions.

                 (a) Annual Additions means the sum of the following amounts credited to a, Participant's Accounts for the Limitation Year:

                          (1)     Employer contributions;

                          (2) For any Limitation Year beginning after December 31, 1986, Participant Contributions;

                          (3)     Forfeitures;

                          (4) Amounts allocated after March 31, 1984, to any individual medical account, as defined in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by an Affiliated Employer;

                          (5) Amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to postretirement medical benefits allocated to the separate account of a key Employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund as defined in Section 419(e) of the Code, maintained by an Affiliated Employer; and

                          (6)     Excess Elective Deferrals, Excess
                 Contributions (including recharacterized Elective Deferrals) and Excess Aggregate Contributions.

                 For this purpose, any Excess Amount applied under Sections 6. 1 (d) or 6.2(e) in the Limitation Year to reduce Employer contributions will be considered Annual Additions for such Limitation Year. Any rollover contribution will not be considered an Annual Addition.

                 (b) Section 415 Compensation means, for a Self-Employed Individual, his Earned Income; and for any other Participant, his "Form W-2 earnings" as defined in Section 2.7.

         For purposes of applying the limitations of this Article 6, Section 415 Compensation for a Limitation Year is the Section 415 Compensation actually paid or made available during such Limitation Year.

                 (c) Defined Benefit Fraction means a fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by the Affiliated Employers, and the denominator of which is the lesser of 125 % of the dollar limitation in effect for the Limitation Year under Sections 415(b) and (d) of the Code, or 140% of the Participant's Highest Average Compensation including any adjustments under Section 415(b) of the Code. Notwithstanding the foregoing, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by an Affiliated Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 % of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any change in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 of the Code for all Limitation Years beginning before January 1, 1987.

                 (d) Defined Contribution Dollar Limitation means $30,000 or if greater, one-fourth of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the Limitation Year.

                 (e) Defined Contribution Fraction means a fraction, the numerator of which is the sum of the Annual Additions to the Participant's accounts under all the defined contribution plans (whether or not terminated) maintained by Affiliated Employers for the current and all prior Limitation Years (including the Annual Additions attributable. to the Participant's nondeductible Employee contributions to all defined benefit plans, whether or not terminated, maintained by the Affiliated Employers, and the Annual Additions attributable to all welfare benefit funds, as defined in Section 419(e) of the Code, and individual medical accounts, as defined in
         Section 415(l)(2) of the Code), and the denominator of which is the sum of the Maximum Annual Additions for the current and all prior Limitation Years of service with the Affiliated Employers (regardless of whether a defined contribution plan was maintained by any Affiliated Employer). The Maximum Annual Additions in any Plan Year is the lesser of 125 % of the dollar limitation determined under Sections 415(b) and (d) of the Code in effect under Section 415(c)(1)(A) of the Code, or 35 % of the Participant's Section 415 Compensation for such year. If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986 in one or more defined contribution plans maintained by an Affiliated Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the SUM of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to product of the excess of the sum of the fractions over 1.0, multiplied by the denominator of THIS fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of THE end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat 100% of nondeductible Employee contributions as Annual Additions.

                 (f) Excess Amount means, with respect to any Participant, the amount by which Annual Additions exceed the Maximum Annual Additions.

                 (g) Highest Average Compensation means the average compensation for the three consecutive Years of Service with the Employer that produces the highest average. A Year of Service with the Employer is determined based on the Plan Year.

                 (h) Limitation Year means the Plan Year. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different period of 12 consecutive months, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

                 (i) Master or Prototype plan means a plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

                 (j) Maximum Annual Additions, which is the maximum annual addition that may be contributed or allocated to a Participant's account under the plan for any Limitation Year, means an amount not exceeding the lesser of (a) the Defined Contribution Dollar Limitation or (b) 25 % of the Participant's Section 415 Compensation for the Limitation Year. The compensation limitation referred to in (b) shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under Section 415(l)(1) or
         Section 419A(d)(2) of the Code.

                 If a short Limitation Year is created because of an amendment changing the Limitation Year to a different period of 12 consecutive months, the Maximum Annual Additions will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                               number of months in the
                                short Limitation Year
                               -----------------------
                                          12

                 (k) Projected Annual Benefit means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or Qualified Joint and Survivor Annuity) to which the Participant would be entitled under the terms of the Plan assuming:

                          (1) The Participant win continue employment until normal retirement age under the Plan (or current age, if later), and

                          (2) The Participant's Section 415 Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the plan will remain constant for all future Limitation Years.

ARTICLE 7. ELIGIBILITY FOR DISTRIBUTION OF BENEFITS

         7.1. Retirement. After his Retirement, the amount credited to a Participant's Accounts will be distributed to him in accordance with Article 9. The termination of a Participant's employment with the Affiliated Employers after he has (i) attained the normal retirement age specified in the Plan Agreement, (ii) fulfilled the requirements for early retirement (if any) specified in the Plan Agreement, or (iii) become Disabled will constitute his Retirement. Upon a Participant's Retirement (or, if earlier, his attainment of the normal retirement age specified in the Plan Agreement or fulfillment of the requirements for early retirement, if any, specified in the Plan Agreement), the Participant's Accounts shall become fully vested, regardless of the vesting schedule specified by the Employer in the Plan Agreement. A Participant who separates from service with any vested balance in his Accounts, after satisfying the service requirements for early retirement (if any is specified in the Plan Agreement) but before satisfying the age requirement for early retirement (if any is specified in the Plan Agreement), shall be entitled to a fully vested early retirement benefit upon his satisfaction of such age requirement.

         7.2. Death. If a Participant dies before the distribution of his Accounts has been completed, his Beneficiary will be entitled to distribution of benefits in accordance with Article 9. A Participant's Accounts will become My vested upon his death before termination of his employment with the Affiliated Employers, regardless of the vesting schedule specified by the Employer in the Plan Agreement.

         A Participant may designate a Beneficiary by completing and returning to the Plan Administrator a form provided for this purpose. The form most recently completed and returned to the Plan Administrator before the Participant's death shall supersede any earlier form. If a Participant has not designated any Beneficiary before his death, or if no Beneficiary so designated survives the Participant, his Beneficiary shall be his surviving spouse, or if there is no surviving spouse, his estate. A married Participant may designate a Beneficiary other than his spouse only if his spouse consents in writing to the designation, and the spouse's consent acknowledges the effect of the consent and is witnessed by a notary public or a representative of the Plan. The beneficiary or beneficiaries named in the designation to which the spouse has so consented may not be changed without further written spousal consent unless the terms of the spouse's original written consent expressly permit such a change, and acknowledge that the spouse voluntarily relinquishes the right to limit the consent to a specific beneficiary. The marriage of a Participant shall nullify any designation of a beneficiary previously executed by the Participant. If it is established to the satisfaction of the Plan Administrator that the Participant has no spouse or that the spouse cannot be located, the requirement of spousal consent shall not apply. Any spousal consent, or establishment that spousal consent cannot be obtained, shall apply only to the particular spouse involved.

         7.3. Other Termination of Employment. A Participant whose employment terminates for any reason other than his Retirement or death will be entitled to distribution, in accordance with Article 9, or benefits equal to the amount of the vested balance of his Accounts as determined under Article 8.

ARTICLE 8. VESTING

         8.1. Vested Balance. The vested balance of a Participant's Accounts will be determined as follows:

                 (a) General Rule. A Participant's Elective Deferral Account, Qualified Nonelective Contribution Account, Qualified Matching Account, Participant Contribution Account and Rollover Account shall be fully vested at all times. The vested portion of his Employer Matching Account and Employer Profit Sharing Account shall be equal to the percentage that corresponds, in the vesting schedule specified in the Plan Agreement, to the number of Years of Service credited to the Participant as of the end of the Year of Service in which his employment terminates.

                 (b) Retirement. All of a Participant's Accounts shall become fully vested upon his Retirement or his earlier attainment of the normal retirement age elected by the Employer in the Plan Agreement.

         For so long as a former Employee does not receive a distribution (or a deemed distribution) of the vested portion of his Accounts, the undistributed portion shall be held in a separate account which shall be invested pursuant to
Section 13.3 and shall share in earnings and losses of the Trust Fund pursuant to Section 13.4 in the same manner as the Accounts of active Participants

         8.2. Vesting of Accounts of Returned Former Employees. The following rules apply in determining the vested portion of the Accounts of a Participant who incurs one or more consecutive One-Year Vesting Breaks and then returns to employment with an Affiliated Employer:

                 (a) If the Participant incurred fewer than five consecutive One-Year Vesting Breaks, then all of his Years of Service will be taken into account in determining the vested portion of his Accounts, as soon as he has completed one Year of Service following his return to employment.

                 (b) If the Participant incurred five or more consecutive One-Year Vesting Breaks,then:

                          (1) no Year of Service completed after his return to employment will be taken into account in determining the vested portion of his Accounts as of any time before he incurred the first One-Year Vesting Break;

                          (2) years of Service completed before he incurred the first One-Year Vesting Break will not be taken into account in determining the vested portion of his Accounts as of any time after his return to employment (i) unless some portion of his Employer Contribution Account or Employer Matching Account had become vested before he incurred the first One- Year Vesting Break, and (ii) until he has completed one Year of Service following his return to employment; and

                          (3) separate sub-accounts will be maintained for the Participant's pre-break and post-break Employer Contribution Account and Employer Matching Account, until both sub-accounts become fully vested. Both sub-accounts will share in the earnings and losses of the Trust Fund.

         8.3. Forfeiture of Non-Vested Amounts. The portion of a former Employee's Accounts that has not become vested under Section 8. 1 shall become a Forfeiture in accordance with the following rules, and shall be applied in accordance with Section 4.13 or Section 5.2.

                 (a) If Distribution Is Made. If any or all of the vested portion of a Participant's Accounts is distributed in accordance with
         Section 9.1 or 9.2 before the Participant incurs five consecutive One-Year Vesting Breaks, the nonvested portion of his Accounts shall become a Forfeiture in the Plan Year in which the distribution occurs. For purposes of this Section 8.3, if the value of the vested portion of A Participant's Accounts is zero, the Participant shall be deemed to have received a distribution of the entire vested balance of his Accounts on the day his employment terminates. If the Participant elects to have distributed less than the entire vested portion of his Employer Contribution Account or Employer Matching Accounts, the part of the nonvested portion that will become a Forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution and the denominator of which is the total value of the entire vested portion of such Accounts.

                 (b) Right of Repayment. If a Participant who receives a distribution pursuant to paragraph (a) returns to employment with an Affiliated Employer, the balance of his Employer Contribution Account and Employer Matching Account will be restored to the amount of such balance on the date of distribution, if he repays to the Plan the full amount of the distribution, before the earlier of (i) the fifth anniversary of his return to employment or (ii) the date he incurs five consecutive One-Year Vesting Breaks following the date of distribution. If an Employee is deemed to receive a distribution pursuant to this Section 8.3, and he resumes employment covered under this Plan before the date he incurs five consecutive One-Year Vesting Breaks, upon his reemployment the Employer-derived account balance of the Employee will be restored to the amount on the date of such deemed distribution. Such restoration will be made, first, from the amount of any Forfeitures available for reallocation as of the last day of the Plan Year in which repayment is made, to the extent thereof; and to the extent that

         Forfeitures are not available or are insufficient to restore the balance, from contributions made by the Employer pursuant to Section 4.1(f).

                 (c) If No Distribution Is Made. If no distribution (nor deemed distribution) is made to a Participant before he incurs five consecutive One-Year Vesting Breaks, the nonvested portion of his Accounts shall become a Forfeiture at the end of the Plan Year that constitutes his fifth consecutive One-Year Vesting Break.

                 (d) Adjustment of Accounts. Before a Forfeiture is incurred, a Participant's Accounts shall share in earnings and losses of the Trust Fund pursuant to Section 13.4 in the same manner as the Accounts of active Participants.

                 (e) Accumulated Deductible Contributions. For Plan Years be before January 1, 1989, a Participant's vested Account balance shall not include accumulated deductible contributions within the meaning of Section 72(o)(5)(B) of the Code.

         8.4. Special Rule in the Event of a Withdrawal. If a withdrawal pursuant to Section 12.2 or 12.3 is made from a Participant's Employer Profit Sharing Account or Employer Matching Account before the Account is fully vested, and the Participant may subsequently increase the vested percentage in the Account, then a separate account will be established at the time of the withdrawal, and at any relevant time after the withdrawal the vested portion of the separate account will be equal to the amount "X" determined by the following formula:

                               X = P(AB + D) - D

For purposes of the formula, P is the Participant's vested percentage at the relevant time, AB is the account balance at the relevant time, and D is the amount of the withdrawal.

         8.5. Vesting Election. If the Plan is amended to change any vesting schedule, or is amended in any way that directly or indirectly affects the computation of a Participant's vested percentage, each Participant who has completed not less than three Years of Service may elect, within a reasonable period after the adoption of the amendment or change, in a writing filed with the Employer to have his vested percentage computed under the Plan without regard to such amendment. For a Participant who is not credited with at least one Hour of Service in a Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting 'five Years of Service' for "three Years of Service". The period during which the election may be made shall commence with the date the amendment is adopted, or deemed to be made, and shall end on the latest of (a) 60 days after the amendment -is adopted; (b) 60 days after the amendment becomes effective; or (c) 60 days after the Participant is issued written notice of the amendment by the Employer.

ARTICLE 9. PAYMENT OF BENEFITS

         9.1. Distribution of Accounts. A Participant or Beneficiary who has become eligible for a distribution of benefits pursuant to Article 7 may elect to receive such benefits at any time, subject to the terms and conditions of this Article 9, Article 10 and Article 11. Unless a Participant or Beneficiary elects otherwise, distribution of benefits will begin no later than the 60th day after the end of the Plan Year in which the latest of the following events occurs:

                 (a) The Participant attains age 65 (or if earlier, the normal retirement age specified by the Employer in the Plan Agreement); or

                 (b) The tenth anniversary of the year in which the Participant commenced participation in the Plan; or

                 (c) The Participant's employment with the Affiliated Employers terminates.

A Beneficiary who is the surviving spouse of a Participant may elect to have distribution of benefits begin within the 90-day period following the Participant's death.

         For purposes of this Section 9. 1, the failure of a Participant (and his spouse, if spousal consent is required pursuant to Article 10) to consent to a distribution while a benefit is 'immediately distributable" within the meaning of Section 9.2 shall be considered an election to defer commencement of payment. The vested portion of a Participant's Accounts will be distributed in a lump slim in cash no later than 60 days after the end of the Plan Year in which his employment terminates, if at the time the Participant first became entitled to a distribution the value of such vested portion derived from Employer and Employee contributions does not exceed $3,500. Commencement of distributions in any case shall be subject to Section 9.4.

         9.2. Restriction on Immediate Distributions. A Participant's account balance is considered "immediately distributable" if any part of the account balance could be distributed to the Participant (or his surviving spouse) before the Participant attains, or would have attained if not deceased, the later of the normal retirement age specified in the Plan Agreement or age 62.

                 (a) If the value of a Participant's vested account balance derived from Employer and Employee contributions exceeds (or at the time of any prior distribution exceeded) $3,500, and the account balance is immediately distributable, the Participant and his spouse (or where either the Participant or the spouse has died, the survivor) must consent to any such distribution, unless an exception described in paragraph (b) applies. The consent of the Participant and his spouse shall be obtained in writing within the 90-day period ending on the annuity starting date, which is the first day of the first period for which an amount is paid as an annuity (or any other form). The Plan Administrator shall notify the Participant and the spouse, no less than 30 days and no more than 90 days before the annuity starting date, of the right to defer any distribution until the Participant's account balance is no longer immediately distributable. Such notification shall include a general description of the material features of the optional forms of benefit available under the Plan and an explanation of their relative values, in a manner that would satisfy the notice requirements of
         Section 417(a)(3) of the Code. If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the required notification is given, provided that:

                          (1) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and

                          (2) the Participant, after receiving the notice, affirmatively elects a distribution.

                 (b) Notwithstanding paragraph (a), only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the account balance is immediately distributable. Furthermore, if payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to the Participant pursuant to Section 1 0. I (b) of the Plan, only the Participant need consent to the distribution of an account balance that is immediately distributable. Neither the consent of the Participant nor the spouse shall be required to the extent that a distribution is required to satisfy Section 401(a)(9) or Section 415 of the Code. In addition, upon termination of the Plan, if the Plan does not offer an annuity option purchased from a commercial provider, and no Affiliated Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), a Participant's account balance shall be distributed to the Participant without his consent. If any Affiliated Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the
         Code), a Participant's account balance shall be transferred to that defined contribution plan without his consent, unless he consents to an immediate distribution. For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first Plan Year beginning after December 31, 1988, the Participant's vested account balance shall not include amounts attributable to accumulated deductible employee contributions within the meaning of Section 72(o)(5)(B) of the Code.

         9.3. Optional Forms of Distribution. If at the time a Participant first becomes entitled to a distribution the value of his vested Account balance derived from Employer and Employee contributions does not exceed $3,500, distribution shall be made in a lump SUM in cash. Subject to the preceding sentence and to the rules of Article 10 concerning joint and survivor annuities, a Participant or Beneficiary may elect to receive benefits in any of the following optional forms:

                 (a) A lump sum payment in cash or in kind or in a combination of both;

                 (b) A series of installments over a period certain that meets the requirements of Article II; or

                 (c) In the event that the Plan is adopted as an amendment to an existing plan, any optional form of distribution available under the existing plan. Such optional forms of distribution may be made available where necessary through the purchase by the Plan Administrator of an appropriate annuity contract from a commercial provider, with terms complying with the requirements of Article 11.
         If the Plan is a direct or indirect transferee of a defined benefit plan, money purchase plan, target benefit plan, stock bonus plan, or profit sharing plan which is subject to the survivor annuity requirements of Sections 40 1 (a)(11) and 417 of the Code, the provisions of Article 1O shall apply.

         9.4. Distribution Procedure. The Trustee shall make or commence distributions to or for the benefit of Participants only on receipt of an instruction from the Employer in writing or by such other means as shall be acceptable to the Trustee, certifying that a distribution of a Participant's benefits is payable pursuant to the Plan, and specifying the time and manner of payment. The amount to be distributed shall be determined as of the Valuation Date coincident with or next following the Employer's order. The Trustee shall be fully protected in acting upon the directions of the Employer in making benefit distributions, and shall have no duty to determine the rights or benefits of any person under the Plan or to inquire into the right or power of the Employer to direct any such distribution. The Trustee shall be entitled to assume conclusively that any determination by the Employer with respect to a distribution meets the requirements of the Plan. The Trustee shall not be required to make any payment hereunder in excess of the net realizable value of the assets of the Account in question at the time of such payment, nor to make any payment in cash unless the Employer has furnished instructions as to the assets to be converted to cash for the purposes of making payment.

         9.5. Lost Distributee. In the event that the Plan Administrator is unable with reasonable effort to locate a person entitled to distribution under the Plan, the Accounts distributable to such A person shall become a Forfeiture at the end of the third Plan Year after the Plan Administrator's efforts to locate such person began; provided, however, that the amount of the Forfeiture shall be restored in the event that such person thereafter submits a claim for benefits under the Plan. Such restoration will be made, first, from the amount of Forfeitures available for reallocation as of the last day of the Plan Year in which the claim is made, to the extent thereof-, and to the extent that Forfeitures are not available or are insufficient to restore the balance, from contributions made by the Employer pursuant to Section 4.1 (f). A Forfeiture occurring under this Section 9.5 shall be used to reduce the amount of contributions required of the Employer as described in Section 4.13 and Section 5.2.

         9.6. Direct Rollovers. This Section 9.6 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For purposes of this Section 9.6, the following definitions shall apply:

                 (a) Eligible Rollover Distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributees and the distributee's Designated Beneficiary (as defined in Section 11. 3), or for a specified period of ten years or more, any distribution to the extent such distribution is required under section 401(a)(9) of the Code, and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                 (b) Eligible Retirement Plan. An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                 (c) Distributee. A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order are distributees with regard to the interest of the spouse or former spouse.

                 (d) Direct Rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

         9.7. Distributions Required by a Qualified Domestic Relations Order. To the extent required by a Qualified Domestic Relations Order, the Plan Administrator shall make distributions from a Participant's Accounts to any alternate payee named in such order in a manner consistent with the distribution options OTHERWISE AVAILABLE under the Plan, regardless of whether the Participant is otherwise entitled to A distribution at such time under the Plan.

ARTICLE 10.  JOINT AND SURVIVOR ANNUITY REQUIREMENTS

         10.1.   Applicability.

                 (a)      Generally.  The provisions of Sections 10.2 through
         10.5 shall generally apply to a Participant who is credited with at least one Hour of Service on or after August 23, 1984, and such other Participants as provided in Section 10.6.

                 (b) Exception for Certain Plans. The provisions of Sections 10.2 through 10.5 shall not apply to a Participant if: (i) the Participant does not or cannot elect payment of benefits in the form of a life annuity, and (ii) on the death of the Participant, his Vested Account Balance will be paid to his surviving spouse (unless there is no surviving spouse, or the surviving spouse has consented to the designation of another Beneficiary in a manner conforming to a Qualified Election) and the surviving spouse may elect to have distribution of the Vested Account Balance (adjusted in accordance with Section 13.4 for gains or losses occurring after the Participant's death) commence within the 90-day period following the date of the Participant's death. The Participant may waive the spousal death benefit described in this paragraph (b) at any time, provided that no such waiver shall be effective unless it satisfies the conditions applicable under Section 10-4(c) to a Participant's waiver of a Qualified Preretirement Survivor Annuity. The exception in this paragraph (b) shall not be operative with respect to a Participant if the Plan:

                          (1) is a direct or indirect transferee of a defined benefit plan, money purchase pension plan, target benefit plan, stock bonus plan, or profit sharing plan which is subject to the survivor annuity requirements of Sections 401 (a)(11) and 417 of the Code; or

                          (2) is adopted as an amendment of a plan that did not qualify for the exception in this paragraph (b) before the amendment was adopted.

                 For purposes of this paragraph (b), Vested Account Balance shall have the meaning provided in Section 10.4(f). The provisions of Sections 10.2 through 10.6 set forth the survivor annuity requirements of Sections 401 (a)(11) and 417 of the Code.

                 (c) Exception for Certain Amounts. The provisions of Sections 10.2 through 10.5 shall not apply to any distribution made on or after the first day of the first Plan Year beginning after December 31, 1988, from or under a separate account attributable solely to accumulated deductible employee contributions as defined in Section 72(o)(5)(B) of the Code, and maintained on behalf of a Participant in a money purchase pension plan or a target benefit plan, provided that the exceptions applicable to certain profit sharing plans under paragraph (b) are applicable with respect to the separate account (for this purpose, Vested Account Balance means the Participant's separate account balance attributable solely to accumulated deductible employee -contributions within the meaning of Section 72(o)(5)(B) of the Code).

         10.2. Qualified Joint and Survivor Annuity. Unless an optional form of benefit is selected pursuant to a Qualified Election within the go-day period ending on the Annuity Starting Date, a married Participant's Vested Account Balance will be paid in the form of A Qualified Joint and Survivor Annuity and an unmarried Participant's Vested Account Balance will be paid in the form of a life annuity. In either case, the Participant may elect to have such an annuity distributed upon his attainment of the Earliest Retirement Age under the Plan.

         10.3. Qualified Preretirement Survivor Annuity. Unless an optional form of benefit has been selected within the Election Period pursuant to a Qualified Election, the Vested Account Balance of a Participant who dies before the Annuity Starting Date shall be applied toward the purchase of an annuity for the life of his surviving spouse (a "Qualified Preretirement Survivor Annuity"). The surviving spouse may elect to have such an annuity distributed within a reasonable period after the Participant's death. For purposes of this
Article 10, the term "spouse" means the current spouse or surviving spouse of a Participant, except that a former spouse will be treated as the spouse or surviving spouse (and a current spouse will not be treated as the spouse or surviving spouse) to the extent provided under A qualified domestic relations order as described in Section 414(p) of the Code.

         10.4.   Definitions.  The following definitions apply:

                 (a) "Election Period" means the period beginning on the first day of the Plan Year in which a Participant attains age 35 and ending on the date of the Participant's death. If a Participant separates from service before the first day of the Plan Year in which he reaches age 35, the Election Period with respect to his account balance as of the date of separation shall begin on the date of separation. A Participant who will not attain age 35 as of the end of a Plan Year may make a special Qualified Election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such an election shall not be valid unless the Participant receives a written explanation of the Qualified Preretirement Survivor Annuity in such terms as are comparable to the explanation required under Section 10.5. Qualified Preretirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after that date shall be subject to the full requirements of this article.

                 (b) "Earliest Retirement Age" means the earliest date on which the Participant could elect to receive Retirement benefits under the Plan.

                 (c) "Qualified Election" means a waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity. Any such waiver shall not be effective unless: (1) the Participant's spouse consents in writing to the waiver; (2) the waiver designates a specific Beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (unless the spouse's consent expressly permits designations by the Participant without any further spousal consent); (3) the spouse's consent acknowledges the effect of the waiver; and (4) the spouse's consent is witnessed by a plan representative or notary public. Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the waiver designates a form of benefit payment which may not be changed without spousal consent (unless the spouse's consent expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a plan representative that there is no spouse or that the spouse cannot be located, a waiver will be deemed a Qualified Election. Any consent by a spouse obtained under these provisions (and any establishment that the consent of a spouse may not be obtained) shall be effective only with respect to the particular spouse involved. A consent that permits designations by the Participant without any requirement of further consent by the spouse must acknowledge that the spouse has the right to limit the consent to a specific Beneficiary and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of those rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Section 10.5.

                 (d) "Qualified Joint and Survivor Annuity" means an immediate annuity for the life of a Participant, with a survivor annuity for the life of the spouse which is not less than 50% and not more than 100% of the amount of the annuity which is payable during the joint lives of the Participant and the spouse, and which is the amount of benefit that can be purchased with the Participant's Vested Account Balance. The percentage of the survivor annuity under the Plan shall be 50%.

                 (e) "Annuity Starting Date" means the first day of the first period for which an amount is paid as an annuity (or any other form).

                 (f) "Vested Account Balance" means the aggregate value of the Participant's vested account balance derived from Employer and Employee contributions (including rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life. The provisions of this Article 10 shall apply to a Participant who is vested in amounts attributable to Employer contributions, Employee contributions or both at the time of death or distribution.

                 (g) "Straight life annuity" means an annuity payable in equal installments for the life of the Participant that terminates upon the Participant's death.

         10.5. Notice Requirements. In the case of a Qualified Joint and Survivor Annuity, no less than 30 days and no more than 90 days before a Participant's Annuity Starting Date the Plan Administrator shall provide to him a written explanation of (i) the terms and conditions of a Qualified Joint and Survivor Annuity, (ii) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity form of benefit,
(iii) the rights of the Participant's spouse, and (iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

         In the case of a Qualified Preretirement Survivor Annuity, within the applicable period for a Participant the Plan Administrator shall provide to him a written explanation of the Qualified Preretirement Survivor Annuity, in terms and manner comparable to the requirements applicable to the explanation of a Qualified Joint and Survivor Annuity as described in the preceding paragraph. The applicable period for a Participant is whichever of the following periods ends last: (i) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close -of the Plan Year preceding the Plan Year in which the Participant attains age 35; (ii) a reasonable period ending after an individual becomes a Participant; (iii) a reasonable period ending after this Article 10 first applies to the Participant. Notwithstanding the foregoing, in the case of a Participant who separates from service before attaining age 35, notice must be provided within a reasonable period ending after his separation from service.

         For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (ii) and (iii) is the end of the two-year period beginning one year before the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which he reaches age 35, notice shall be provided within the two-year period beginning one year before the separation and ending one year after the separation. If such a Participant thereafter rearm to employment with the Employer, the applicable period for the Participant shall be redetermined.

10.6.    Transitional Rules.

                 (a) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the preceding Sections of this Article 10, must be given the opportunity to elect to have those Sections apply if the Participant is credited with at least one Hour of Service under the Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and the Participant had at least ten years of vesting service when he or she separated from service.

                 (b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under the Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his benefits paid in accordance with paragraph (d) of this
         Section 10-6.

                 (c) The respective opportunities to elect (as described in paragraphs (a) and (b) above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to be paid to those Participants.

                 (d) Any Participant who has so elected pursuant to paragraph (b) of this Section 10. 6, and any Participant who does not elect under paragraph (a), or who meets the requirements of paragraph
         (a) except that he does not have at least ten years of vesting service when he separates from service, shall have his benefits distributed in accordance with all of the following requirements, if his benefits would otherwise have been payable in the form of a life annuity:

                          (1) Automatic joint and survivor annuity. If benefits in the form of a life annuity become payable to a married Participant who:

                                  (A) begins to receive payments under the Plan on or after normal retirement age; or

                                  (B)      dies on or after normal retirement
                          age while still working for the Employer; or

                                  (C)      begins to receive payments on or
                          after the qualified early retirement age; or

                                  (D)      separates from service on or after
                          attaining normal retirement age (or the qualified early retirement age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits;

                 then such benefits will be received under the Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period, which must begin at least six months before the Participant attains qualified early retirement age and end not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

                          (2) Election of early survivor annuity. A Participant who is employed after attaining the qualified early retirement age will be given the opportunity to elect during the election period to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of (i) the 90th day before the Participant attains the qualified early retirement age, or (ii) the date on which participation begins, and ends on the date the Participant terminates employment.

                          (3) For purposes of this Section 10.6, qualified early retirement age is the latest of the earliest date under the Plan on which the Participant may elect to receive Retirement benefits, the first day of the 120th month beginning before the participant reaches normal retirement age, or the date the Participant begins participation.

ARTICLE 11.  MINIMUM DISTRIBUTION REQUIREMENTS

         11.1. General Rules. Subject to Article 10, Joint and Survivor Annuity Requirements, the requirements of this Article I I shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of the Plan. All distributions required under this
Article I I shall be determined and made in accordance with the Income Tax Regulations issued under Section 401(a)(9) of the Code (including proposed regulations, until the adoption of final regulations), including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed regulations.

         11.2. Required BEGINNING Date. The entire interest of a Participant must be distributed, or begin to be distributed, no later than the Participant's required beginning date, determined as follows.

                 (a) General Rule. The required beginning date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2.

                 (b) Transitional Rules. The required beginning date of a Participant who attains age 70 1/2 before January 1, 1988, shall be determined in accordance with (1) or (2) below:

                          (1) Non-5 % owners. The required beginning date of a Participant who is not a 5 % owner is the first day of April of the calendar year following the calendar year in which the later of his Retirement or his ATTAINMENT of age 70 1/2 occurs.

                          (2) 5 % owners. The required beginning date of a Participant who is a 5 % owner during any year beginning after December 31, 1979, is the first day of April following the later of.

                                  (A)      the calendar year in which the
                          Participant attains age 70 1/2, or

                                  (B)      the earlier of the calendar year
                          with or within which ends the Plan Year in which the Participant becomes a 5 % owner, or the calendar year in which the Participant retires.

                 The required beginning date of a Participant who is not a 5 % owner, who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

                 (c) Rules for 5 % Owners. A Participant is treated as a 5 % owner for purposes of this Section 11. 2 if he is a 5 % owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the Plan is top heavy) at any time during the Plan Year ending with or within the calendar year in which he attains age 66 1/2, or any subsequent Plan Year. Once distributions have begun to a 5 % owner under this Section 11. 2, they must continue, even if the Participant ceases to be a 5 % owner in a subsequent year.

         11.3. Limits on Distribution Periods. As of the first Distribution Calendar Year, distributions not made in a single sum may be made only over one or a combination of the following periods:

                 (a)      the life of the Participant,

                 (b)      the life of the Participant and his Designated
         Beneficiary,

                 (c) a period certain not extending beyond the Life Expectancy of the Participant, or

                 (d) a period certain not extending beyond the Joint and Last Survivor Expectancy of the Participant and his Designated Beneficiary.

         "Designated Beneficiary" means the individual who is designated as the Beneficiary under the Plan in accordance with Section 401(a)(9) of the Code and the regulations issued thereunder (including proposed regulations, until the adoption of final regulations) and Section 7.2.

         "Distribution Calendar Year' means a calendar year for which a minimum distribution is required under Section 401(a)(9) of the Code and this Section
11.3. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Section 11.5.

         "Life Expectancy" and 'Joint and Last Survivor Expectancy" are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations. Unless otherwise elected by the Participant (or his spouse, in the case of distributions described in Section 11.5(b)) by the time distributions are required to begin, Life Expectancies shall be recalculated annually. Any such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The Life Expectancy of a nonspouse beneficiary may not be recalculated.

         11.4. Determination of Amount to Be Distributed Each Year. interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the required beginning date. paragraphs (a) through (d) apply to distributions in forms other than the purchase of an annuity contract.

                 (a) If a Participant's Benefit (as defined below) is to be distributed over (1) a period not extending beyond the Life Expectancy of the Participant or the Joint Life and Last Survivor Expectancy of the Participant and his Designated Beneficiary, or (2) a period not extending beyond the Life Expectancy of the Designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's Benefit by the Applicable Life Expectancy (as defined below).

                 (b) For calendar years beginning before January 1, 1989, if the Participant's spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the Life Expectancy of the Participant.

                 (c) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year, shall not be less than the quotient obtained by dividing the Participant's Benefit by the lesser of (1) the Applicable Life Expectancy or (2) if the Participant's spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section 1.4 01(a)(9)-2 of the Proposed Income Tax Regulations. Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy in paragraph (a) above as the relevant divisor, without regard to Proposed Regulations Section 1.401(a)(9)-2.

                 (d) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Employee's required beginning date occurs, must be made on or before December 31 of that Distribution Calendar Year.

                 (e) If the Participant's Benefit is distributed in the form of an annuity contract purchased from an insurance company, distributions thereunder shall be in accordance with the requirements of Section 401(a)(9) of the Code and the regulations issued thereunder (including proposed regulations, until the adoption of final regulations).

         "Applicable Life Expectancy" means the Life Expectancy (or Joint and Last Survivor Expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year, reduced by one for each calendar year which has elapsed since the date Life Expectancy was first calculated. If Life Expectancy is being recalculated, the Applicable Life Expectancy shall be the Life Expectancy as so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if Life Expectancy is being recalculated such succeeding calendar year. If annuity payments commence in accordance with Section 11.4(e) before the required beginning date, the applicable calendar year is the year such payments commence. If distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest in the Plan, the applicable calendar year is the year of purchase.

         "Participant's Benefit" means the account balance as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year), increased by the amount of any contributions or Forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.
For purposes of the preceding sentence, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the required beginning date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

11.5.    Death Distribution Provisions.

                 (a) Distribution Beginning before Death. If the Participant dies after distribution of his interest has begun, the remaining portion of his interest will continue to be distributed at least as rapidly as under the method of distribution being used before the Participant's death.

                 (b) Distribution Beginning after Death. If the Participant dies before distribution of his interest begins, distribution of his entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death, except to the extent that an election is made to receive distributions in accordance with (1) or (2) below:

                          (1) If any portion of the Participant's interest is payable to a Designated Beneficiary, distributions may be made over the Designated Beneficiary's life, or over a period certain not greater than the Life Expectancy of the Designated Beneficiary, commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died; or

                          (2)     If the Designated Beneficiary is the
                 Participant's surviving spouse, the date distributions are required to begin in accordance with (1) above shall not be earlier than the later of (i) December 31 of the calendar Year immediately following the calendar year in which the Participant died, and (ii) December 31 of the calendar year in which the Participant would have attained age 70 1/2

                 If the Participant has not made an election pursuant to this
         Section 11.5 by the time of his death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of (i) December 31 of the calendar year in which distributions would be required to begin under this Section 11.5, or (ii) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                 (c) For purposes of paragraph (b), if the surviving spouse dies after the Participant, but before payments to the spouse begin, the provisions of paragraph (b), with the exception of subparagraph (2) therein, shall be applied as if the surviving spouse were the Participant.

                 (d) For purposes of this Section 11.5, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse of the Participant if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

                 (e) For the purposes of this Section 11.5, distribution of a Participant's interest is considered to begin on the Participant's required beginning date (or, if paragraph (c) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to paragraph (b) above). If distribution in the form of an annuity contract described in Section 11.4(e) irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

         11.6. Transitional Rule. Notwithstanding the other requirements of this Article 11, and subject to the requirements of Article 10, Joint and Survivor Annuity Requirements, distribution on behalf of any Participant, including a 5 % owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

                 (a) The distribution is one which would not have disqualified the Trust under Section 401(a)(9) of the Internal Revenue Code of 1954 as in effect before its amendment by the Deficit Reduction Act of 1984.

                 (b) The distribution is in accordance with a method of distribution -designated by the Employee whose interest in the Trust is being distributed or, if the Employee is deceased, by a Beneficiary of the Employee.

                 (c) The designation specified in paragraph (b) was in writing, was signed by the Employee or the Beneficiary, and was made before January 1, 1984.

                 (d) The Employee had accrued a benefit under the Plan as of December 31, 1983.

                 (e) The method of distribution designated by the Employee or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the Beneficiaries of the Employee listed in order of priority.

         A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee. For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee or the Beneficiary to whom such distribution is being made will BE presumed to have designated the method of distribution under which the distribution is being made, if the method of distribution was specified in writing and the distribution satisfies the requirements in paragraphs (a) and (e).

         If a designation is revoked, any subsequent distribution must satisfy the requirements of Section 401(a)(9) of the Code and the regulations thereunder. If a designation is revoked after the date distributions are required to begin, the Trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Section 401(a)(9) of the Code and the regulations thereunder, but for the designation described in paragraphs (b) through (e). For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the Proposed Income Tax Regulations. Any changes in the designation generally will be considered to be a revocation of the designation, but the mere substitution or addition of another beneficiary (one not named in the designation) under the designation will not be considered to be A revocation of the designation, so long as the substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case of an amount transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of Section 1.401(a)(9)-l of the Proposed Income Tax Regulations shall apply.

ARTICLE 12.  WITHDRAWALS AND LOANS


         12.1. Withdrawals from Participant Contribution Accounts. Subject to the requirements of Article 10, a Participant may upon written notice (or in such other manner as shall be made available and agreed upon by the Employer and Putnam) to the Employer withdraw any amount from his Participant Contribution Account (if any). A withdrawn amount may not be repaid to the Plan. No Forfeiture will occur solely as a result of an Employee's withdrawal from a Participant Contribution Account.

         12.2.    Withdrawals on Account of Hardship.

                 (a) If the Employer has so elected in the Plan Agreement, upon a Participant's written request (or in such other manner as shall be made available and agreed upon by the Employer and Putnam), the Plan Administrator may permit a withdrawal of FUNDS from the vested portion of the Participant's Accounts on account of the Participant's financial hardship, which must be demonstrated to the satisfaction of the Plan Administrator, provided, that no hardship withdrawal shall be made from Qualified Nonelective Contribution Account or Qualified Matching Account. In considering such requests, the Plan Administrator shall apply uniform standards that do not discriminate in favor of Highly Compensated Employees. If hardship withdrawals are permitted from more than one of the Elective Deferral Account, Rollover Account, Employer Matching Account, and Employer Profit Sharing Account, they shall be made first from a Participant's Elective Deferral Account, then from his Rollover Account, then from his Employer Matching Account, and finally from his Employer Profit Sharing Account. A withdrawn amount may not be repaid to the Plan.

                 (b) The maximum amount that may be withdrawn on account of hardship from an Elective Deferral Account after December 31, 1988, shall not exceed the sum of (1) the amount credited to the Account as of December 31, 1988, and (2) the aggregate amount of the Elective Deferrals made by the Participant after December 31, 1988, and before the hardship withdrawal.

                 (c) Hardship withdrawals shall be permitted only on account of the following financial needs:

                          (1) Expenses for medical care described in Section 213(d) of the Code for the Participant, his spouse, children and dependents, or necessary for these persons to obtain such care;

                          (2) Purchase of the principal residence of the Participant (excluding regular mortgage payments);

                          (3) Payment of tuition and related educational fees and room and board expenses for the upcoming 12 months of post-secondary education for the Participant, his spouse, children or dependents; or

                          (4)     Payments necessary to prevent the
                 Participant's eviction from, or the foreclosure of a mortgage on, his principal residence.

                 (d) Hardship withdrawals shall be subject to the spousal consent requirements contained in Sections 411 (a)(11) and 417 of the Code, to the same extent that those requirements apply to a Participant pursuant to Section 10. 1.

                 (e) A hardship distribution will be permitted to a Participant only upon satisfaction of the following conditions:

                          (1) The Participant has obtained all nontaxable loans and all distributions other than hardship withdrawals available to him from all plans maintained by the Affiliated Employers;

                          (2) The hardship withdrawal does not exceed the amount of the Participant's financial need as described in paragraph (b) plus any amounts necessary to pay federal, state and local income taxes and penalties reasonably anticipated to result from the withdrawal;

                          (3) With respect to withdrawals from an Elective Deferral Account, all plans maintained by the Affiliated Employers provide that the Participant's Elective Deferrals and voluntary after-tax contributions will be suspended for a period of 12 months following his receipt of a hardship withdrawal; and

                          (4) With respect to withdrawals from an Elective Deferral Account, all plans maintained by the Affiliated Employers provide that the amount of Elective Deferrals that the Participant may make in his taxable year immediately following the year of a hardship withdrawal will not exceed the applicable limit under Section 402(g) of the Code for the taxable year, reduced by the amount of Elective Deferrals made by the Participant in the taxable year of the hardship withdrawal.

         12.3. Withdrawals After Reaching Age 59 1/2. A Participant who has reached age 59 1/2 may upon written request to the Employer (or in such other manner as shall be made available and agreed upon by the Employer and Putnam) withdraw during his employment any amount not exceeding the vested balance of his Accounts. A withdrawn amount may not be repaid to the Plan.

         12.4. Loans. If the Employer has so elected in the Plan Agreement, the Employer may direct the Trustee to make a loan to a Participant or Beneficiary from the vested portion of his Accounts, subject to the following terms and conditions and to such reasonable additional rules and regulations as the Plan Administrator may establish for the orderly operation of the program:

                 (a) The Plan Administrator shall administer the loan program subject to the terms and conditions of this Section 12.4.

                 (b) A Participant's or Beneficiary's request for a loan shall be submitted to the Plan Administrator by means of a written application on a form supplied by the Plan Administrator (or in such other manner as shall be made available and agreed upon by the Employer and Putnam). Applications shall be approved or denied by the Plan Administrator on the basis of its assessment of the borrower's ability to collateralize and repay the loan, as revealed in the loan application.

                 (c) Loans shall be made to all Participants and Beneficiaries on a reasonably equivalent basis. Loans shall not be made available to Highly Compensated Employees (as defined in Section 414(q) of the Code) in amounts greater than the amounts made available to other Employees (relative to the borrower's Account balance).

                 (d) Loans must be evidenced by the Participant's promissory note for the amount of the loan payable to the order of the Trustee, and adequately secured by assignment of not more than fifty percent (50%) of the Participant's entire right, title and interest in and to the Trust Fund, exclusive of any asset as to which Putnam is not the Trustee.

                 (e) Loans must bear a reasonable interest rate comparable to the rate charged by commercial lenders in the geographical area for similar loans. The Plan Administrator shall not discriminate among Participants in the matter of interest rates, but loans may bear different interest rates if, in the opinion of the Plan Administrator, the difference in rates is justified by conditions that would customarily be taken into account by a commercial lender in the Employer's geographical area.

                 (f) The period for repayment for any loan shall not exceed five years, except in the case of a loan used to acquire a dwelling unit which within a reasonable time is to be used as the principal residence of the Participant, in which case the repayment period may exceed five years The terms of a loan shall require that it be repaid in level payments of principal and interest not less frequently then quarterly throughout the repayment period, except that alternative arrangements for repayment. may apply in the event that the borrower is on unpaid leave of absence for a period not to exceed one year.

                 (g) To the extent that a Participant would be required under Article 10 to obtain the consent of his spouse to a distribution of an immediately distributable benefit other than a Qualified Joint and Survivor Annuity, the consent of the Participant's spouse shall be required for the use of his Account as security for a loan. The spouse's consent must be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured, and obtained in accordance with the requirements of Section 10.4(c) for a Qualified Election. Any such consent shall thereafter be binding on the consenting spouse and any subsequent spouse of the Participant. A new consent shall be required for use of the Account as security for any extension, renewal, renegotiation or revision of the original loan.

                 (h) If valid spousal consent has been obtained in accordance with Section 12.4(g), then notwithstanding any other provision of the Plan the portion of the Participant's account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100 % of the Participant's vested account balance (determined without regard to the preceding sentence) is payable to the surviving spouse, then the account balance shall be adjusted by first reducing the vested account balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

                 (i) In the event of default on a loan by a Participant who is an active Employee, foreclosure on the Participant's Account as security will not occur until the Employer has reported to the Trustee the occurrence of an event permitting distribution from the Plan in accordance with Article 9 or Section 4.12.

                 (j) No loan shall be made to an Owner-Employee or a Shareholder-Employee unless a prohibited transaction exemption is obtained by the Employer.

                 (k) No loan to any Participant or Beneficiary can be made to the extent that the amount of the loan, when added to the outstanding balance of all other loans to the Participant or Beneficiary, would exceed the lesser of (a) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made, or (b) one-half the value of the vested account balance of the Participant. For the purpose of the above limitation, all loans from all qualified plans of the Affiliated Employers are aggregated.

                          (1) Loans shall be considered investments directed by a Participant pursuant to Section 13.3. The amount loaned shall be charged solely against the

                 Accounts of the Participant, and repaid amounts and interest shall be credited solely thereto.

         12.5. Procedure; Amount Available. Withdrawals and loans shall be made subject to the terms and conditions applicable to distributions pursuant to Section 9.4, except that the amount of any withdrawal or loan shall be determined by reference to the vested balance of the Participant's Account as of the most recent Valuation Date preceding the withdrawal or loan, and shall not exceed the amount of the vested account balance.

         12.6. Protected Benefits. Notwithstanding any provision to the contrary, if an Employer amends an existing retirement plan ("prior plan") by adopting this Plan, to the extent any withdrawal option or form of payment available under the prior plan is an optional form of benefit within the meaning of Code Section 411 (d)(6), such option or form of payment shall continue to be available to the extent required by such Code Section.

         12.7. Restrictions Concerning Transferred Assets. Notwithstanding any provision to the contrary, if an Employer amends an existing defined benefit or money purchase pension plan ('prior pension plan') by adopting this Plan, accrued benefits attributable to the assets and liabilities transferred from the prior pension plan (which accrued benefits include the account balance of such Participant in the Plan attributable to such accrued benefits as of the date of the transfer and any earnings on such account balance subsequent to the transfer) shall be distributable only on or after the events upon which distributions are or were permissible under the prior pension plan.

ARTICLE 13.  TRUST FUND AND INVESTMENTS

         13.1. Establishment of Trust Fund. The Employer and the Trustee hereby agree to the establishment of a Trust Fund consisting of all amounts as shall be contributed or transferred from time to time to the Trustee pursuant to the Plan, and all earnings thereon. The Trustee shall hold the assets of the Trust Fund for the exclusive purpose of providing benefits to Participants and Beneficiaries and defraying the reasonable expenses of administering the Plan, and no such assets shall ever revert to the Employer, except that:

                 (a) contributions made by the Employer by mistake of fact, as determined by the Employer, may be returned to the Employer within one (1) year of the date of payment,

                 (b) contributions that are conditioned on their deductibility under Section 404 of the Code may be returned to the Employer, to the extent disallowed, within one (1) year of the disallowance of the deduction,

                 (c) contributions that are conditioned on the initial qualification of the Plan under the Code, and all investment gains attributable to them, may be returned to the Employer within one (1) year after such qualification is denied by determination of the Internal Revenue Service, but only if an application for determination of such qualification is made within the time prescribed by law for filing the Employer's federal income tax return for its taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe, and

                 (d) amounts held in a suspense account may be returned to the Employer on termination of the Plan, to the extent that they may not then be allocated to any Participant's Account in accordance with
         Article 6.

         All Employer contributions under the Plan other than those made pursuant to Section 4.1 (f) are hereby expressly conditioned on the initial. qualification of the Plan and their deductibility under the Code. Investment gains attributable to contributions returned pursuant to Subsections (a) and
(b) shall not be returned to the contributing Employer, and investment losses attributable to such contributions shall reduce the amount returned.

         13.2. Management of Trust Fund. The assets of the Trust Fund shall be held in trust by the Trustee and accounted for in accordance with this
Article 13, and shall be invested in accordance with Section 13.3 in the Investment Products specified by the Employer in the Plan Agreement and from time to time thereafter in writing (or in such other manner as shall be made available and agreed upon by the Employer and Putnam). The Employer shall have the exclusive authority and discretion to select the Investment Products available under the Plan. in making that selection, the Employer shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims. The Employer shall cause the available Investment Products to be diversified sufficiently to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so. It is especially intended that the Trustee shall have no discretionary authority to determine the investment of Trust assets. Notwithstanding the foregoing, assets of the Trust Fund shall also be invested in Employer Stock if so elected by the Employer and agreed to by Putnam under the Service Agreement.

         13.3. Investment Instructions. All amounts held in the Trust Fund under the Plan shall be invested in Investment Products solely in accordance with the instructions of the Participant to whose Accounts they are allocable, as delivered to Putnam in accordance with the Service Agreement. Instructions shall apply to future contributions, past accumulations, or both, according to their terms, and shall be communicated by the Employer to Putnam in accordance with procedures prescribed in the Service Agreement. Instructions shall be effective prospectively, coincident with or within a reasonable time after their receipt in good order by Putnam. An instruction once received shall remain in effect until it is changed by the provision of a new instruction. New instructions shall be accepted by Putnam on any valuation date.

         In the event that the Employer adopts this Putnam prototype Plan as an amendment to or restatement of an existing plan, the Employer shall specify one or more Investment Products to serve as the sole investments for all Participants' Accounts during the period in which existing records of the Plan are transferred to the Recordkeeper. During that period, new investment instructions as to existing assets of the Plan cannot be carried out, nor can distributions be made from the Plan except to the extent permitted under the terms of the Service Agreement. The Employer and the Recordkeeper shall use their best efforts to minimize the duration of the period to which the preceding sentence applies.

         To the extent specifically authorized and provided in the Service Agreement, the Employer may direct the Trustee to establish as an Investment Product a fund all of the assets of which shall be invested in shares of stock of the Employer that constitute "qualifying employer securities' within the meaning of section 407(d)(5) of ERISA ("Employer Stock"). The Plan Administrator as named fiduciary shall continually monitor the suitability of acquiring and holding Employer Stock under the fiduciary duty rules of section 404(a)(1) of ERISA (as modified by section 404(a)(2) of ERISA) and the requirements of section 404(c) of ERISA, and shall be responsible for ensuring that the procedures relating to the purchase, holding and sale of Employer Stock, and the exercise of any and all rights with respect to such Employer Stock shall be in accordance with section 404(c) of ERISA unless the Employer retains voting, tender or similar rights with respect to the Employer Stock. The Trustee shall not be liable for any loss, or by reason of any breach, which arises from the direction of the Plan Administrator with respect to the acquisition and holding of Employer Stock. The Employer shall be responsible for determining whether, under the circumstances prevailing at a given time, its fiduciary duty to Plan Participants and Beneficiaries under the Plan and

ERISA-requires that the Employer follow the advice of independent counsel as to the voting and tender or retention of Employer Stock.

         Putnam shall be under no duty to question or review the directions given by the Employer or to make suggestions to the Employer in connection therewith. Putnam shall not be liable for any loss, or by reason of any breach, that arises from the Employer's exercise or non- exercise of rights under this Article 13, or from any direction of the Employer unless it is clear on the face of the direction that the actions to be taken under the direction are prohibited by the fiduciary duty rules of Section 404(a) of ERISA. All interest, dividends and other income received with respect to, and any proceeds received from the sale or other disposition of, securities or other property held in an investment fund shall be credited to and reinvested in such investment fund, and all expenses of the Trust that are properly allocated to a particular investment fund shall be so allocated and charged. The Employer may at any time direct Putnam to eliminate any investment fund or funds, and Putnam shall thereupon dispose of the assets of such investment fund and reinvest the proceeds thereof in accordance with the directions of the Employer.

         Neither the Employer nor the Trustee nor Putnam shall be responsible for questioning any instructions of a Participant or for reviewing the investments selected therein, or for any loss resulting from instructions of a Participant or from the failure of a Participant to provide or to change instructions. Neither Putnam nor the Trustee shall have any duty to question any instructions received from the Employer or a Participant or to review the investments selected thereby, nor shall Putnam or the Trustee be responsible for any loss resulting from instructions received from the Employer or a Participant or from the failure of the Employer or a Participant to provide or to change instructions. In the event that Putnam or the Trustee receives a contribution under the Plan as to which no instructions are delivered, or such instructions as are delivered are unclear to Putnam or the Trustee, such contribution shall be invested until clear instructions are received in the default investment option set forth in the Service Agreement or other written agreement between the Employer and Putnam, or if no such option is so set forth, the Employer, by execution of the Plan Agreement, shall affirmatively elect to have such contributions invested in the Putnam Money Market Fund. Neither Putnam nor the Trustee shall have any discretionary authority or responsibility in the investment of the assets of the Trust Fund.

         13.4. Valuation of the Trust Fund. As of each Valuation Date, the Trustee shall determine the fair market value of the Trust Fund, and the net earnings or losses and expenses of the Trust Fund for the period elapsed since the most recent previous Valuation Date shall be allocated among the Accounts of Participants. Earnings, losses and expenses which pertain to investments which are specifically held for a given Participant's Account shall be allocated solely to that Account. In the event that an investment is not specifically held for a given Participant's Account, the earnings, losses and expenses pertaining to that investment shall be allocated among all Participants' Accounts in the ratio that each such Account bears to the total of all Accounts of all Participants. Each Participant's Accounts shall be adjusted pursuant to this Section 13.4 until such time as they are either fully distributed or forfeited, regardless of whether the Participant continues to be an Employee.

         13.5. Distribution on Investment Company Shares. Subject to Section 9.3, all dividends and capital gains or other distributions received on any Investment Company Shares credited to Participant's Account will (unless received in additional Investment Company Shares) be reinvested in full and fractional shares of the same Investment Company at the price determined as provided in the then current prospectus of the Investment Company. The shares so received or purchased upon such reinvestment will be credited to such accounts. If any dividends or capital gain or other distributions may be received on such Investment Company Shares at the election of the shareholder in additional shares or in cash or other property, the Trustee will elect to receive such dividends or distributions in additional Investment Company Shares.

         13.6. Registration and Voting of Investment Company Shares. All Investment Company Shares shall be registered in the name of the Trustee or its nominee. Subject to any requirements of applicable law, the Trustee will transmit to the Employer copies of any notices of shareholders' meetings, proxies and proxy-soliciting materials, prospectuses and the ANNUAL or other reports to shareholders, with respect to Investment Company Shares held in the Trust Fund. The Trustee shall act in accordance with directions received from the Employer with respect to matters to be voted upon by the shareholders of the Investment Company. Such directions must be in writing on a form approved by the Trustee, signed by the Employer and delivered to the Trustee within the time prescribed by it. The Trustee will not vote Investment Company Shares as to which it receives no written directions.

         13.7. Investment Manager. The Employer, with the consent of Putnam, may appoint an investment manager, as defined in Section 3(38) of the ERISA, with respect to all or a portion of the assets of the Trust Fund. The Trustee shall have no liability in connection with any action or nonaction pursuant to directions of such an investment manager.

         13.8.    Employer Stock.

                 (a) Voting Rights. Notwithstanding any other provision of the Plan, the provisions of this Section 13.8(a) shall govern the voting of Employer Stock held by Putnam as Trustee under the Plan.
         The Trustee shall vote Employer Stock in accordance with the directions of the Employer unless the Employer has elected in the Plan Agreement that Participants shall be appointed named fiduciaries as to the voting of Employer Stock and shall direct the Trustee as to the voting of Employer Stock in accordance with the provisions of this
         Section 13.8(a). In either case, the Employer shall be responsible for determining whether, under the circumstances prevailing at a given time, its fiduciary duty to Participants and Beneficiaries under the Plan and ERISA requires that the Employer follow the advice of independent counsel as to, the voting of Employer Stock. The remainder of this Section 13.8(a) applies only if the

         Employer elects in the Plan Agreement that participants shall direct the Trustee as to the voting of Employer Stock. For purposes of this
         Section 13.8(a), the term "Participant" includes any Beneficiary with an Account in the Plan which is invested in Employer Stock.

                 When the issuer of Employer Stock files preliminary proxy solicitation materials with the Securities and Exchange Commission, the Employer shall cause a copy of all the materials to be simultaneously sent to the Trustee, and the Trustee shall prepare a voting instruction form based upon these materials. At the time of mailing of notice of each annual or special stockholders' meeting of the issuer of Employer Stock, the Employer shall cause a copy of the notice and all proxy solicitation materials to be sent to each Participant, together with the foregoing voting instruction form to be returned to the Trustee or its designee. The form shall show the number of full and fractional shares of Employer Stock credited to the Participant's accounts, whether or not vested. For purposes of this
         Section 13.8(a), the number of shares of Employer Stock deemed credited to a Participant's Accounts shall be determined as of the date of record determined by the Employer for which an allocation has been completed and Employer Stock has actually been credited to Participant's Accounts. Procedures for the execution of purchases and sales of Employer Stock shall be as set forth in the Service Agreement. The Employer shall provide the Trustee with a copy of any materials provided to Participants and shall certify to the Trustee that the materials have been mailed or otherwise sent to Participants.

                 Each Participant shall have the right to direct the Trustee as to the manner in which to vote that number of shares of Employer Stock held under the Plan (whether or not vested) equal to a fraction, of which the numerator is the number of shares of Employer Stock credited to his Account and the denominator is the number of shares of Employer Stock credited to all Participants' Accounts. Such directions shall be communicated in writing (or in such other manner as shall be made available and agreed upon by the Employer and Putnam) and shall be held in confidence by the Trustee and not divulged to the Employer, or any officer or employee thereof, or any other persons. Upon its receipt of directions, the Trustee shall vote the shares of Employer Stock as directed by the Participant. The Trustee shall not vote those shares of employer Stock credited to the Accounts of Participants for which no voting directions are received. With respect to shares of Employer Stock held in the Trust which are not credited to a Participant's Account, the Plan Administrator shall retain the status of named fiduciary and shall direct the voting of such Employer Stock.

                 (b) Tendering Rights. Notwithstanding any other provision of the Plan, the provisions of this Section 13.8(b) shall govern the tendering of Employer Stock by Putnam as Trustee under the Plan. In the event of a tender offer, the Trustee shall tender Employer Stock in accordance with the directions of the Employer unless the Employer has elected in the Plan Agreement that Participants shall be appointed named fiduciaries as to the tendering of Employer Stock in accordance with the provisions of this Section 13.8(b). The remainder of this Section 13.8(b) applies only if the Employer elects in the Plan Agreement that Participants shall direct the Trustee as to the tendering of Employer Stock. For purposes of this Section 13.8(b), the term "Participant" includes any Beneficiary with an Account in the Plan which is invested in Employer Stock.

                 Upon commencement of a tender offer for any Employer Stock, the Employer shall notify each Plan Participant, and use its best efforts to distribute timely or cause to be distributed to Participants the same information that is distributed to shareholders of the issuer of Employer Stock in connection with the tender offer, and after consulting with the Trustee shall provide at the Employer's expense a means by which Participants may direct the Trustee whether or not to tender the Employer Stock credited to their Accounts (whether or not vested). The Employer shall provide to the Trustee a copy of any material provided to Participants and shall certify to the Trustees that the materials have been mailed or otherwise sent to Participants.

                 Each Participant shall have the right to direct the Trustee to tender or not to tender some or all of the shares of Employer Stock credited to his Accounts. Directions from a Participant to the Trustee concerning the tender of Employer Stock shall be communicated in writing (or in such other manner as shall be made available and agreed upon by the Employer and Putnam) as is agreed upon by the Trustees and the Employer. The Trustee shall tender or not tender shares of Employer Stock as directed by the Participant. A Participant who has directed the Trustee to tender some or all of the shares of Employer Stock credited to his Accounts may, at any time before the tender offer withdrawal date, direct the Trustee to withdraw some or all of the tendered shares, and the Trustee shall withdraw the directed number of shares from the tender offer before the tender offer withdrawal deadline. A Participant shall not be limited as to the number of directions to tender or withdraw that he may give to the Trustee. The Trustee shall not tender shares of Employer Stock credited to a Participant's Accounts for which it has received no directions from the Plan Participant. The Trustee shall tender that number of shares of Employer Stock not credited to Participants' Accounts determined by multiplying the total number of such shares by a fraction, the numerator of which is the number of shares of Employer Stock credited to Participants' Accounts for which the Trustee has received directions from Participants to tender (which directions have not been withdrawn as of the date of this determination), and the denominator of which is the total number of shares of Employer Stock credited to Participants' Accounts.

                 A direction by a Participant to the Trustee to tender shares of Employer Stock credited to his Accounts shall not be considered a written election under the Plan by the Participant to withdraw or to have distributed to him any or all of such shares. The Trustee shall credit to each account of the Plan Participant from which the tendered shares were taken the proceeds received by the Trustee in exchange for the shares of Employer Stock tendered from that account. Pending receipt of directions through the Administrator from the Participant as to the investment of the proceeds of the tendered shares, the Trustee shall invest the proceeds as the Administrator shall direct. To the extent that any Participant gives no direction as to the tendering of Employer stock that he has the right to direct under this
         Section 13.8(a), the Trustee shall not tender such Employer Stock.

                 (c) Other Rights. With respect to all rights in connection with Employer Stock other than the right to vote and the right to tender, Participants are hereby appointed named fiduciaries to the same extent (if any) as provided in the foregoing paragraphs of this Section 13.8 with regard to the right to vote, and the Trustee shall follow the directions of Participants and the Plan Administrator with regard to the exercise of such rights to the same extent as with regard to the right to vote.

         13.9. Insurance Contracts. If so provided in the Plan Agreement or other agreement between the Employer and the Trustee, the Plan Administrator may direct the Trustee to receive and hold or apply assets of the Trust to the purchase of individual or group insurance or annuity contracts ("Policies' or "contracts") issued by any insurance company and in a form approved by the Plan Administrator (including contracts under which the contract holder is granted options to purchase insurance or annuity benefits), or financial agreements which are backed by group insurance or annuity contracts ("financial agreements"). If such investments are to be made, the Plan Administrator shall direct the Trustee to execute and deliver such applications and other documents as are necessary to establish record ownership, to value such policies, contracts or financial agreements under the method of valuation selected by the Plan Administrator, and to record or report such values to the Plan Administrator or any investment manager selected by the Plan Administrator, in the form and manner agreed to by the Plan Administrator.

         The Plan Administrator may direct the Trustee to exercise or may exercise directly the powers of contract holder under any policy, contract or financial agreement, and the Trustee shall exercise such powers only upon direction of the Plan Administrator. The Trustee shall have no authority to act in its own discretion, with respect to the terms, acquisition, valuation, continued holding and/or disposition of any such policy, contract or financial agreement or any asset held thereunder. The Trustee shall be under no duty to question any direction of the Plan Administrator or to review the form of any such policy, contract or financial agreement or the selection of the issuer thereof, or to make recommendations to the Plan Administrator or to any issuer with respect to the form of any such policy, contract or financial agreement.

         The Trustee shall be fully protected in acting in accordance with written directions of the Plan Administrator, and shall be under no liability for any loss of any kind which may result by reason of any action taken or omitted by it in accordance with any direction of the Plan Administrator, or by reason of inaction in the absence of written directions from the Plan

Administrator. In the event that the Plan Administrator directs that any monies or property be paid or delivered to the contract holder other than for the benefit of specific individual beneficiaries, the Trustee agrees to accept such monies or property as assets of the Trust subject to all the terms hereof.

         13.10. Registration and Voting of Non-Putnam Investment Company Shares. All shares of registered investment companies other than Investment Companies shall be registered in the name of the Trustee or its nominee. Subject to any requirements of applicable law and to the extent provided in an agreement between Putnam and a third party investment provider, the Trustee shall transmit to the Employer copies of any notices of shareholders' meetings, proxies or proxy-soliciting materials, prospectuses or the annual or other reports to shareholders, with respect to shares of registered investment companies other than Investment Companies held in the Trust Fund. The Trustee shall vote shares of registered investment companies other than Investment Companies in accordance with the directions of the Employer. Directions as to voting such shares must be in writing on a form approved by the Trustee or such other manner acceptable to the Trustee, signed by the addressee and delivered to the Trustee within the time prescribed by it. The Trustee shall vote those shares of registered investment companies other than Investment Companies for which no voting directions are received in the same proportion as it votes those shares for which it has received voting directions.

ARTICLE 14.  TOP-HEAVY PLANS

         14.1. Superseding Effect. For any Plan Year beginning after December 3 1, 1983, in which Plan is determined to be a Top-Heavy Plan under
Section 14.2(b), the provisions of this Article 15 will supersede any conflicting provisions in the Plan or the Plan Agreement.

         14.2. Definitions. For purposes of this Article 14, the terms below shall be defined as follows:

                 (a) Key Employee means any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was: (i) an officer of the Employer having annual compensation greater than 50% of the amount in effect under Section 415(b)(1)(A) of the Code; (ii) an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer having annual compensation exceeding the dollar limitation under Section 415(c)(1)(A) of the Code; (iii) a 5 % owner of the Employer; or (iv) a I % owner of the Employer having annual compensation of more than $150,000. Annual compensation means compensation satisfying the definition elected by the Employer in the Plan Agreement, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code. The determination period is the Plan Year containing the Determination Date and the four preceding Plan Years. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the Regulations thereunder.

                 (b) Top-Heavy: The Plan is Top-Heavy for any Plan Year beginning after December 31, 1983, if any of the following conditions exists:

                          (1) If the Top-Heavy Ratio for this Plan exceeds 60 % and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

                          (2)     If this Plan is a part of a Required
                 Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60%.

                          (3)     If this plan is part of a Required
                 Aggregation Group and part of a Permissive Aggregation Group of Plans and the Top-Heavy Ratio for the Permissive Aggregation group exceeds 60%.

                 (c)      Top-Heavy Ratio means the following:

                          (1) If the Employer maintains one or more qualified defined contribution plans (or any simplified employee pension plan) and the Employer has not maintained any qualified defined benefit plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account distributed in the 5-year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), both computed in accordance with Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

                          (2) If the Employer maintains one or more qualified defined contribution plans (or any simplified employee pension plan) and the Employer maintains or has maintained one or more qualified defined benefit plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated qualified defined contribution plan or plans for all Key. Employees, determined in accordance with (1) above, and the Present Value of accrued benefits under the aggregated qualified defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated qualified defined contributions plan or plans for all Participants, determined in accordance with (1) above, and the Present Value of accrued benefits under the qualified defined benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the 5-year period ending on the Determination Date.

                          (3) For purposes of (1) and (2) above, the value of account balances and the Present Value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date; except as provided in Section 416 of the Code and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The account balances and accrued benefits of a Participant (A) who is not a Key Employee but who was a Key Employee in a prior Plan Year, or (B) who has not been credited with at least one Hour of Service for the Employer during the 5-year period ending on the Determination Date, will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

                 The accrued benefit of a Participant other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411 (b)(1)(C) of the Code.

                 (d) Permissive Aggregation Group means the Required Aggregation Group of plans plus any other qualified plan or plans (or simplified employee pension plan) of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

                 (e) Required Aggregation Group means (i) each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the Plan has terminated) and (ii) any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of Section 401(a)(4) or 410 of the Code.

                 (f) Determination Date means, for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the Determination Date is the last day of that Plan Year.

                 (g)      Valuation Date means the last day of the Plan Year.

                 (h) Present Value means present value based only on the interest and mortality rates specified by the Employer in the Plan Agreement.

         14.3.    Minimum Allocation.

                 (a)      Except as otherwise provided in paragraphs (c) and
         (d) below, the Employer contributions and Forfeitures (if any) allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of 3 % of such Participant's Earnings, or in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Section 401 of the Code, the largest percentage of Employer contributions and Forfeitures, as a percentage of the Key Employee's Earnings, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution.
         This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation of the Employer's contributions and Forfeitures for the Plan Year because of
         (1) the Participant's failure to be credited with at least 1,000 Hours of Service, or (2) the Participant's failure to make mandatory Employee contributions to the Plan, or (3) the Participant's receiving Earnings less than a stated amount. Neither Elective Deferrals, Employer Matching Contributions nor Qualified Matching Contributions for non-Key Employees shall be taken into account for purposes of satisfying the requirement of this Section 14.3(a).

                 (b) For purposes of computing the minimum allocation, Earnings will mean Section 415 Compensation as defined in Section 6-5(b) of the Plan.

                 (c) The provision in paragraph (a) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

                 (d) The provision in paragraph (a) above shall not apply to any Participant to the extent he is covered under any other plan or plans of the Employer, and the Employer has provided in the Plan Agreement that the minimum allocation requirement applicable to Top-Heavy Plans will be met in the other plan or plans.

                 (e) The minimum allocation required (to the extent required to be nonforfeitable under Section 416(b) of the Code) may not be forfeited under Sections 411 (a)(3)(B) or (D) of the Code.

         14.4. Adjustment of Fractions. For any Plan Year in which the Plan is Top-Heavy, the Defined Benefit Fraction and the Defined Contribution Fraction described in Article 6 shall each be computed using 100% of the dollar limitations specified in Sections 415(b)(1)(A) and 415(c)(1)(A) instead of 125 %. The foregoing requirement shall not apply if the Top-Heavy Ratio does not exceed 90 % and the Employer has elected in the Plan Agreement to provide increased minimum allocations or benefits satisfying Section 416(h)(2) of the Code.

         14.5. Minimum Vesting Schedules. For any Plan Year in which this Plan is Top-Heavy and for any subsequent Plan Year, a minimum vesting schedule will automatically apply to the Plan, as follows:

                 (a) If the Employer has selected in the Plan Agreement as the Plan's regular vesting schedule 100% immediate vesting, the Three-year Cliff, Five-Year Graded or Six-Year Graded schedule, then the schedule selected in the Plan Agreement shall continue to apply for any Plan Year to which this Section 14.5 applies.

                 (b) If the Employer has selected in the Plan Agreement as the Plan's regular vesting schedule the Five-Year Cliff schedule, then the Three-Year Cliff schedule shall apply in any Plan Year to which this Section 14.5 applies.

                 (c) If the Employer has selected in the Plan Agreement as the Plan's regular vesting schedule the Seven-Year Graded schedule, then the Six-Year Graded schedule shall apply in any Plan Year to which this Section 14.5 applies.

                 (d) If the Employer has selected in the Plan Agreement as the Plan's regular vesting schedule a schedule other than those described in paragraphs (a), (b) and (c), then the Top-Heavy schedule specified by the Employer in the Plan Agreement for this purpose shaft apply in any Plan Year to which this Section 14.5 applies.

         The minimum vesting schedule applies to all benefits within the meaning of Section 41 1 (a)(7) of the Code except those attributable to Elective Deferrals, rollover contributions described in Section 5.3, Qualified Matching Contributions, Qualified Nonelective Contributions, or Participant Contributions, but including benefits accrued before the effective date of
Section 416 of the Code and benefits accrued before the Plan became Top-Heavy. Further, no reduction in a Participant's nonforfeitable percentage may occur in the event the Plan's status as Top- Heavy changes for any Plan Year. However, the vested portion of the Employer Profit Sharing Account or Employer Matching Account of any Employee who does not have an Hour of Service after the Plan has initially become Top-Heavy will be determined without regard to this Section 14.5.

ARTICLE 15.  ADMINISTRATION OF THE PLAN

         15.1. Plan Administrator. The Plan shall be administered by the Employer, as Plan Administrator and Named Fiduciary within the meaning of ERISA, under rules of uniform application; provided, however, that the Plan Administrator's duties and responsibilities may be delegated to a person appointed by the Employer or a committee established by the Employer for that purpose, in which case the committee shall be the Plan Administrator and Named Fiduciary. The members of such a committee shall act by majority vote, and may by majority vote authorize any one or ones of their number to act for the committee. The person or committee (if any) initially appointed by the Employer may be named in the Plan Agreement, but the Employer may remove any such person or committee member by written notice to him, and any such person or committee may resign by written notice to the Employer, without the necessity of amending the Plan Agreement. To the extent permitted under applicable law, the Plan Administrator shall have the sole authority to enforce the terms hereof on behalf of any and all persons having or claiming any interest under the Plan, and shall be responsible for the operation of the Plan in accordance with its terms. The Plan Administrator shall have discretionary authority to determine all questions arising out of the administration, interpretation and application of the Plan, all of which determinations shall be conclusive and binding on all persons. The Plan Administrator, in carrying out its responsibilities under the Plan, may rely upon the written opinions of its counsel and on certificates of physicians. Subject to the provisions of the Plan and applicable law, the Plan Administrator shall have no liability to any person as a result of any action taken or omitted hereunder by the Plan Administrator.

         15.2. Claims Procedure. Claims for participation in or distribution of benefits under the Plan shall be made in writing to the Plan Administrator, or an agent designated by the Plan Administrator whose name SHALL have been communicated to all Participants and other persons as required by law. If any claim so made is denied in whole or in part, the claimant shall be furnished promptly by the Plan Administrator with a written notice:

                 (a)      setting forth the reason for the denial,

                 (b)      making reference to pertinent Plan provisions,

                 (c) describing any additional material or information from the claimant which is necessary and why, and

                 (d)    explaining the claim review procedure set forth herein.

         Within 60 days after denial of any claim for participation or distribution under the Plan, the claimant may request in writing a review of the denial by the Plan Administrator. Any claimant seeking review hereunder shall be entitled to examine all pertinent documents and to submit issues and comments in writing. The Plan Administrator shall render a decision on review hereunder; provided, that if the Plan Administrator determines that a hearing would be appropriate, its decision on review shall be rendered within 120 days after receipt of the request for review. The decision on review shall be in writing and shall state the reason for the decision, referring to the Plan provisions upon which it is based.

         15.3. Employer's Responsibilities. The Employer shall be responsible for:

                 (a) Keeping records of employment and other matters containing all relevant data pertaining to any person affected hereby and his eligibility to participate, allocations to his Accounts, and his other rights under the Plan;

                 (b) Periodic, timely filling of all statements, reports and returns required to be filed by ERISA;

                 (c) Timely preparation and distribution of disclosure materials required by ERISA;

                 (d)      Providing notice to interested parties as required by
         Section 7476 of the Code;

                 (e)      Retention of records for periods required by law; and

                 (f) Seeing that all persons required to be bonded on account of handling assets of the Plan are bonded.

         15.4. Recordkeeper. The Recordkeeper is hereby designated as agent of the Employer under the Plan to perform directly or through agents certain ministerial duties in connection with the Plan, in particular:

                 (a) To keep and regularly furnish to the Employer a detailed statement of each Participant's Accounts, showing contributions thereto by the Employer and the Participant, Investment Products purchased therewith, earnings thereon and Investment Products purchased therewith, and each redemption or distribution made for any reason, including fees or benefits; and

                 (b) To the extent agreed between the Employer and the Recordkeeper, to prepare for the Employer or to assist the Employer to prepare such returns, reports or forms as the Employer shall be required to furnish to Participants and Beneficiaries or other interested persons and to the Internal Revenue Service or the Department of Labor; all as may be more fully set forth in the Service Agreement. If the Employer does not appoint another person or entity as Recordkeeper, the Employer itself shall be the Recordkeeper.

         15.5. Prototype Plan. Putnam is the sponsor of the Putnam Basic Plan Document, a prototype plan approved as to form by the Internal Revenue Service. provided that an Employer's adoption of the Plan is made known to and accepted by Putnam in accordance with the Plan Agreement, Putnam will inform the Employer of amendments to the prototype plan and provide such other services in connection with the Plan as may be agreed between Putnam and the Employer. Putnam may impose for its services as sponsor of the prototype plan such fees as it may establish from time to time in a fee schedule addressed to the Employer. Such fees shall, unless paid by the Employer, be paid from the Trust Fund, and shall in that case be charged pro rata against the Accounts of all Participants. The Trustee is expressly authorized to cause Investment Products to be sold or redeemed for the purpose of paying such fees.

ARTICLE 16.  TRUSTEE

         16.1. Powers and Duties of the Trustee. The Trustee shall have the authority, in addition to any authority given by law, to exercise the following powers in the administration of the Trust:

                 (a) To invest all or a part of the Trust Fund in Investment Products in accordance with the investment instructions delivered by the Employer pursuant to Section 13.3, without restriction to investments authorized for fiduciaries, including without limitation any common, collective or commingled trust fund maintained by the Trustee (or any other such fund, acceptable to Putnam and the Trustee, that qualifies for exemption from federal income tax pursuant to Revenue Ruling 81-100). Any investment in, and any terms and conditions of, any such common, collective or commingled trust fund available only to employee trusts which meet the requirements of the Code, or corresponding provisions of subsequent income tax laws of the United States, shall constitute an integral part of this Agreement;

                 (b) If Putnam and the Trustee have consented thereto in writing, to invest without limit in stock of the Employer or any affiliated company;

                 (c) To dispose of all or part of the investments, securities or other property which may from time to time or at any time constitute the TRUST Fund in accordance with the written directions furnished by the Employer for the investment of Participants' separate Accounts or the payment of benefits or expenses of the Plan, and to make, execute and deliver to the purchasers thereof good and sufficient deeds of conveyance therefore, and all assignments, transfers and other legal instruments, either necessary or convenient for passing the title and ownership thereto, free and discharged of all trusts and without liability on the part of such purchasers to see to the application of the purchase money;

                 (d) To hold cash uninvested to the extent necessary to pay benefits or expenses of the Plan;

                 (e) To follow the directions of an investment manager appointed pursuant to Section 13.7;

                 (f) To cause any investment of the Trust Fund to be registered in the name of the Trustee or the name of its nominee or nominees or to retain such investment unregistered or in a form permitting transfer by delivery; provided that the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

                 (g) Upon written direction of or through the Employer, to vote in person or by proxy (in accordance with Sections 13.6 and 13.10 and, in the case of stock of the Employer, at the direction of the Employer or Participants in accordance with 13.8)on with respect to all securities that are part of the TRUST Fund;

                 (h) To consult and employ any suitable agent to act on behalf of the Trustee and to contract for legal, accounting, clerical and other services deemed necessary by the Trustee to manage and administer the Trust Fund according to the terms of the Plan;

                 (i) Upon the written direction of the Employer, to make loans from the Trust Fund to Participants in amounts and on terms approved by the Plan Administrator in accordance with the provisions of the Plan; provided that the Employer shall have the sole responsibility for computing and collecting all loan repayments required to be made under the Plan; and

                 (j) To pay from the Trust Fund all taxes imposed or levied with respect to the Trust Fund or any part thereof under existing or future laws, and to contest the validity or amount of any tax assessment, claim or demand respecting the Trust Fund or any part thereof.

         16.2. Limitation of Responsibilities. Except as may otherwise be required under applicable law, neither the Trustee nor any of its agents shall have any responsibility for:

                 (a) Determining the correctness of the amount of any contribution for the sole collection or payment of contributions, which shall be the sole responsibility of the Employer;

                 (b) Loss or breach caused by any Participant's exercise of control over his Accounts, which shall be the sole responsibility of the Participant;

                 (c) Loss or breach caused by the Employer's exercise of control over Accounts pursuant to Section 13.3, which shall be THE sole responsibility of the Employer;

                 (d) Performance of any other responsibilities not specifically allocated to them under the Plan.

         16.3. Fees and Expenses. The Trustee's fees for performing its duties hereunder shall be such reasonable amounts as shall be established by the Trustee from time to time in a fee schedule addressed to the Employer.
Such fees, any taxes of any kind which may be levied or assessed upon or in respect of the Trust Fund and any and all expenses reasonably incurred by the Trustee shall, unless paid by the Employer, be paid from the Trust Fund and shall, unless allocable to the Accounts of specific Participants, be charged pro rata against the Accounts of all Participants. The Trustee is expressly authorized to cause Investment Products to be sold or redeemed for the purpose of paying such amounts. Charges and expenses incurred in connection with a specific Investment Product, unless allocable to the Accounts of specific Participants, shall be charged pro rata against the Accounts of all Participants for whose benefit amounts have been invested in the specific Investment Product.

         16.4. Reliance on Employer. The Trustee and its agents shall rely upon any decision of the Employer, or of any person authorized by the Employer, purporting to be made pursuant to the terms of the Plan, and upon any information or statements submitted by the Employer or such person (including those relating to the entitlement of any Participant to benefits under the
Plan), and shall not inquire as to the basis of any such decision or information or statements, and shall incur no obligation or liability for any action taken or omitted in reliance thereon. The Trustee and its agents shall be entitled to rely on the latest written instructions received from the Employer as to the person or persons authorized to act for the Employer hereunder, and to sign on behalf of the Employer any directions or instructions, until receipt from the Employer of written notice that such authority has been revoked.

         16.5. Action Without Instructions. If the Trustee receives no instructions from the Employer in response to communications sent by registered or certified mail to the Employer at its last known address as shown on the books of the Trustee, then the Trustee may make such determinations with respect to administrative matters arising under the Plan as it considers reasonable, notwithstanding any prior instructions or directions given by or on behalf of the Employer, but subject to any instruction or direction given by or on behalf of the Participants. To the extent permitted by applicable law, any determination so made will be binding on all persons having or claiming any interest under the Plan or Trust, and the Trustee will incur no obligation or responsibility for any such determination made in good faith or for any action taken pursuant thereto. In making any such determination the Trustee may require that it be furnished with such relevant documents as it reasonable considers necessary.

         16.6. Advice of Counsel. The Trustee may consult with legal counsel (who may, but need not be, counsel for the Employer) concerning any questions which may arise with respect to its rights and duties under the Plan, and the opinion of such counsel shall be full and complete protection to the extent permitted by applicable law in the respect of any action taken or omitted by the Trustee hereunder in accordance with the opinion of such counsel.

         16.7. Accounts. The Trustee shall keep full accounts of all receipts and disbursements which pertain to investments in Investment Products, and of such other transactions as it is required to perform hereunder. Within a reasonable time following the close of each Plan Year, or upon its removal or resignation or upon termination of the Trust and at such other times as may be appropriate, the Trustee shall render to the Employer and any other persons as may be required by law an account of its administration of the Plan and Trust during the period since the last previous such accounting, including such information as may be required by law. The written approval of any account by the Employer and all other persons to whom an account is rendered shall be final and binding as to all matters and transactions stated or shown therein, upon the Employer and Participants and all persons who then are or thereafter become interested in the Trust. The failure of the Employer or any other person to whom an account is rendered to notify the party rendering the account within 60 days after the receipt of any account of his or its objection to the account shall be the equivalent of written approval. If the Employer or any other person to whom an account is rendered files any objections within such 60-day period with respect to any matters or transactions stated or shown in the account and the Employer or such other person and the party rendering the account cannot amicably settle the questions raised by such objections, the party rendering the account and the Employer or such person shall have the right to have such questions settled by judicial proceedings, although the Employer or such other person to whom an account is rendered shall have, to the extent permitted by applicable law, only 60 days from filing of written objection to the account to commence legal proceedings. Nothing herein contained shall be construed so as to deprive the Trustee of the right to have a judicial settlement of its accounts. In any proceeding for a judicial settlements of any account or for instructions, the only necessary parties shall be the Trustee, the Employer and persons to whom an account is required by law to be rendered.

         16.8. Access to Records. The Trustee shall give access to its records with respect to the Plan at reasonable times and on reasonable notice to any person required by law to have access to such records.

         16.9. Successors. Any corporation into which the Trustee may merge or with which it may consolidate or any corporation resulting from any such merger or consolidation shall be the successor of the Trustee without the execution or filing of any additional instrument or the performance of any further act.

         16.10. Persons Dealing with Trustee. No person dealing with the Trustee shall be bound to see to the application of any money or property paid or delivered to the Trustee or to inquire into the validity or propriety of any transactions.

         16.11. Resignation and Removal: Procedure. The Trustee may resign at any time by giving 60 days' written notice to the Employer and to Putnam. The Employer may remove the Trustee at any time by giving 60 days' written notice to the party removed and to Putnam. In any case of resignation or removal hereunder, the period of notice may be reduced to such shorter period as is satisfactory to the Trustee and the Employer. Notwithstanding anything to the contrary herein, any resignation hereunder shall take effect at the time notice thereof is given if the Employer may no longer participate in the prototype Plan and is deemed to have an individually designed plan at the time notice is given.

         16.12. Action of Trustee Following Resignation or Removal. When the resignation or removal of the Trustee becomes effective, the Trustee shall perform all acts necessary to transfer the Trust Fund to its successor. However, the Trustee may reserve such portion of the Trust Fund as it may reasonably determine to be necessary for payment of its fees and any taxes and expenses, and any balance of such reserve remaining after payment of such fees, taxes and expenses shall be paid over to its successor. The Trustee shall have no responsibility for acts or omissions occurring after its resignation becomes effective.

         16.13. Effect of Resignation or Removal. Resignation or removal of the Trustee shall not terminate the Trust. In the event of any vacancy in the position of Trustee, whether the vacancy occurs because of the resignation or removal of the Trustee, the Employer shall appoint a successor to fill the vacant position. If the Employer does not appoint such a successor who accepts appointment by the later of 60 days after notice of resignation or removal is given or by such later date as the Trustee and Employer may agree in writing to postpone the effective date of the Trustee's resignation or removal, the Trustee may apply to a court of competent jurisdiction for such appointment or cause the Trust to be terminated effective as of the date specified by the Trustee in writing delivered to the Employer. Each successor Trustee so appointed and accepting a trusteeship hereunder shall have all of the rights and powers and all of the duties and obligations of the original Trustee, under the provisions hereof, but shall have no responsibility for acts or omissions before he becomes a Trustee.

         16.14. Fiscal Year of Trust. The fiscal year of the Trust will coincide with the Plan Year.

         16.15. Limitation of Liability. Except as may otherwise be required by law and other provisions of the Plan, no fiduciary of the Plan, within the meaning of Section 3(21) of ERISA, shall be liable for any losses incurred with respect to the management of the Plan, nor shall he or it be liable for any acts or omissions except those caused by his or its own negligence or bad faith in failing to carry out his or its duties under the terms contained in the Plan.

         16.16. Indemnification. Subject to the limitations of applicable law, the Employer agrees to indemnify and hold harmless (i) all fiduciaries, within the meaning of ERISA Sections 3(21) and 404, and (ii) Putnam, for all liability occasioned by any act of such party or omission to act, in good faith and without gross negligence, and for all expenses incurred by any such party in determining its duty or liability under ERISA with respect to any question under the Plan.

ARTICLE 17.  AMENDMENT

         17.1. General. The Employer reserves the power at any time or times to amend the provisions of the Plan and the Plan Agreement to any extent and in any manner that it may deem advisable. If, however, the Employer makes any amendment (including an amendment occasioned by a waiver of the minimum funding requirement under Section 412(d) of the Code) other than

                 (a)      a change in an election made in the Plan Agreement,

                 (b) amendments stated in the Plan Agreement which allow the Plan to satisfy Section 415 and to avoid duplication of minimums under Section 416 of the Code because of the required aggregation of multiple plans, or

                 (c) model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed,

the Employer shall cease to participate in this prototype Plan and will be considered to have an individually designed plan. In that event, Putnam shall have no further responsibility to provide to the Employer any amendments or other material incident to the prototype plan, and Putnam may resign immediately as Trustee and as Recordkeeper. Any amendment shall be made by delivery to the Trustee (and the Recordkeeper, if any) of a written instrument executed by the Employer providing for such amendment. Upon the delivery of such instrument to the Trustee, such instrument shall become effective in accordance with its terms as to all Participants and all persons having or claiming any interest hereunder, provided, that the Employer shall not have the power:

                          (1) to amend the Plan in such a manner as would cause or permit any part of the assets of the Trust to be diverted to purposes other than the exclusive benefit of Participants or their Beneficiaries, or as would cause or permit any portion of such assets to revert to or become the property of the Employer.

                          (2) to amend the Plan retroactively in such a manner as would have the effect of decreasing a Participant's accrued benefit, except that a Participant's Account balance may be reduced to the extent permitted under Section 412(c)(8) of the Code. For purposes of this paragraph (2), an amendment shall be treated as reducing a Participant's accrued benefit if it has the effect of reducing his Account balance, or of eliminating an optional form of benefit with respect to amounts attributable to contributions made performed before the adoption of the amendment; or

                          (3) to amend the Plan so as to decrease the portion of a Participant's Account balance that has become vested, as compared to the portion that was vested, under the terms of the Plan without regard to the amendment, as of the later of the date the amendment is adopted or the date it becomes effective.

                          (4) to amend the Plan in such a manner as would increase the duties or liabilities of the Trustee or the Recordkeeper unless the Trustee or the Recordkeeper consents thereto in writing.

         17.2. Delegation of Amendment Power. The Employer and all sponsoring organizations of the Putnam Basic Plan Document delegate to Putnam Mutual Funds Corp., the power to amend the Plan (including the power to amend this Section 17.2 to name a successor to which such power of amendment shall be delegated), for the purpose of adopting amendments which are certified to Putnam Mutual Funds Corp., by counsel satisfactory to it, as necessary or appropriate under applicable law, including any regulation or ruling issued by the United States Treasury Department or any other federal or state department or agency; provided that Putnam Mutual Funds Corp., or such successor may amend the Plan only if it has mailed a copy of the proposed amendment to the Employer at its last known address as shown on its books by the date on which it delivers a written instrument providing for such amendment, and only if the same amendment is made on said date to all plans in this form as to which Putnam Mutual Funds Corp., or such successor has a similar power of amendment. If a sponsoring organization does not adopt any amendment made by Putnam Mutual Funds Corp., such sponsoring organization shall cease to participate in this prototype Plan and will be considered to have an individually designed plan. If, upon the submission of this Putnam Basic Plan Document #06 to the Internal Revenue Service for a determination letter, the Internal Revenue Service determines that changes are required to the Basic Plan Document but not to the form of Plan Agreement, Putnam shall furnish a copy of the revised Basic Plan Document to the Employer and the Employer will not be required to execute a revised Plan Agreement.

ARTICLE 18.  TERMINATION OF THE PLAN AND TRUST

         18.1. General. The Employer has established the plan and the Trust with the bona fide intention and expectation that contributions will be continued indefinitely, but the Employer shall have no obligation or liability whatsoever to maintain the Plan for any given length of time and may discontinue contributions under the Plan or terminate the Plan at any time by written notice delivered to the Trustee, without any liability whatsoever for any such discontinuance or termination.

         18.2. Events of Termination. The Plan will terminate upon the happening of any of the following events:

                 (a) Death of the Employer, if a sole proprietor, or dissolution or termination of the Employer, unless within 60 days thereafter provision is made by the successor to the business with respect to which the Plan was established for the continuation of the Plan, and such continuation is approved by the Trustee;

                 (b) Merger, consolidation or reorganization of the Employer 'into one or more corporations or organizations, unless the surviving corporations or organizations adopt the Plan by an instrument in writing delivered to the Trustee within 60 days after such a merger, consolidation and reorganization;

                 (c) Sale of all or substantially all of the assets of the Employer, unless the purchaser adopts the Plan by an instrument in writing delivered to the Trustee within 60 days after the sale;

                 (d) The institution of bankruptcy proceedings by or against the Employer, or a general assignment by the Employer to or for the benefit of its creditors; or

                 (e)      Delivery of notice of termination as provided in
Section 18.1.

         18.3. Effect of Termination. Notwithstanding any other provisions of this Plan, other than Section 18.4, upon termination of the Plan or complete discontinuance of contributions thereunder, each Participant's Accounts will become fully vested and nonforfeitable, and upon partial termination of the Plan, the Accounts of each Participant affected by the partial termination will become fully vested and nonforfeitable. The Employer shall notify the Trustee in writing of such termination, partial termination or complete discontinuance of contributions. In the event of the complete termination of the Plan or discontinuance of contributions, the Trustee will, after payment of all expenses of the Trust Fund, make distribution of the Trust assets to the Participants or other persons entitled thereto, in such form as the Employer may direct pursuant to Article 10 or, in the absence of such direction, in a single payment in cash or in kind. Upon completion of such distributions under this Article, the Trust win terminate, the Trustee will be relieved from its obligations under the Trust, and no Participant or other person will have any further claim thereunder.

         18.4. Approval of Plan. Notwithstanding any other provision of the Plan, if the Employer fails to obtain or to retain the approval by the Internal Revenue Service of the Plan as a qualified plan under Section 401 (a) of the Code, then (i) the Employer shall promptly notify the Trustee, and (ii) the Employer may no longer participate in the Putnam prototype plan, but will be deemed to have an individually designed plan. If it is determined by the Internal Revenue Service that the Plan upon its initial adoption does not qualify under Section 401 (a) of the Code, all assets then held under the Plan will be returned within one year of the denial of initial qualification to the Participants and the Employer to the extent attributable to their respective contributions and any income earned thereon, but only if the application for qualification is made by the time prescribed by law for filing the Employer's federal income tax return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe. Upon such distribution, the Plan will be considered to be rescinded and to be of no force or effect.

ARTICLE 19.  TRANSFERS TO OR FROM OTHER QUALIFIED PLANS; MERGERS

         19.1. General. Notwithstanding any other provision hereof, subject to the approval of the Trustee there may be transferred to the Trustee all or any of the assets held (whether by a trustee, custodian or otherwise) in respect of any other plan which satisfies the applicable requirements of
Section 401 (a) of the Code and which is maintained for the benefit of any Employee (provided, however, that the Employee is not a member of a class of Employees excluded from eligibility to participate in the Plan). Any such assets so transferred shall be accompanied by written instructions from the Employer naming the persons for whose benefit such assets have been transferred and showing separately the respective contributions made by the Employer and by the Participants and the current value of the assets attributable thereto. Notwithstanding the foregoing, if a Participant's employment classification changes under Section 3.4 such that he begins participation in another plan of the Employer, his Account, if any, shall, upon the Administrator's direction, be transferred to the plan in which he has become eligible to participate, if such plan permits receipt of such Account.

         19.2. Amounts Transferred. The Employer shall credit any assets transferred pursuant to Section 19.1 or Section 3.4 to the appropriate Accounts of THE persons for whose benefit such assets have been transferred. Any amounts credited as contributions previously made by an employer or by such persons under such other plan shall be treated as contributions previously made under the Plan by the Employer or by such persons, as the case may be.

         19.3. Merger or Consolidation. The Plan shall not be merged or consolidated with any other plan, nor shall any assets or liabilities of the Trust Fund be transferred to any other plan, unless each Participant would receive a benefit immediately after the transaction, if the Plan then terminated, which is equal to or greater than the benefit he would have been entitled to receive immediately before the transaction if the Plan had then terminated.


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
ARTICLE 20.  MISCELLANEOUS

         20.1. Notice of Plan. The Plan shall be communicated to all Participants by the Employer on or before the last day on which such communication may be made under applicable law.

         20.2. No Employment Rights. Neither the establishment of the Plan and the Trust, nor any amendment thereof, nor the creation of any fund or account, nor the payment of any benefits shall be construed as giving to any Participant or any other person any legal or equitable right against the Employer, or the Trustee, except as provided herein or by ERISA; and in no event shall the terms of employment or service of any Participant be modified or in any way be affected hereby.

         20.3. Distributions Exclusively From Plan. Participants and Beneficiaries shall look solely to the assets held in the Trust purchased pursuant to the Plan for the payment of any benefits under the Plan.

         20.4. No Alienation. The benefits provided hereunder shall not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind, and any attempt to cause such benefits to be so subjected shall not be recognized, except as provided in Section 12.4 or in accordance with a Qualified Domestic Relations Order. The Plan Administrator shall determine whether a domestic relations order is qualified in accordance with written procedures adopted by the Plan Administrator. Notwithstanding the foregoing, an order shall not fail to be a Qualified Domestic Relations Order merely because it requires a distribution to an alternate payee (or the segregation of accounts pending distribution to an alternate payee) before the Participant is otherwise entitled to a distribution under the Plan.

         20.5. Provision of Information. The Employer and the Trustee shall furnish to each other such information relating to the Plan and Trust as may be required under the Code or ERISA and any regulations issued or forms adopted by the Treasury Department or the Labor Department or otherwise thereunder.

         20.6. No Prohibited Transactions. The Employer and the Trustee shall, to the extent of their respective powers and authority under the Plan, prevent the Plan from engaging in any transaction known by that person to constitute a transaction prohibited by Section 4975 of the Code and any rules or regulations with respect thereto.

         20.7. Governing Law. The Plan shall be construed, administered, regulated and governed in all respects under and by the laws of the United States, and to the extent permitted by such laws, by the laws of the Commonwealth of Massachusetts

         20.8. Gender. Whenever used herein, a pronoun in the masculine gender includes the feminine gender unless the context clearly indicates otherwise.


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